UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-22118

Dreman Contrarian Funds

                                                 (Exact name of registrant as specified in charter)

Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ                                                                              07311

                (Address of principal executive offices)                                                                                                       Zip code)

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10 Suite 800

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 952-6667

Date of fiscal year end:     10/31

Date of reporting period:     10/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report October 31, 2011

Dreman Contrarian Funds

Dreman High Opportunity Fund

Dreman Contrarian Mid Cap Value Fund

Dreman Contrarian Small Cap Value Fund

Dreman Market Over-Reaction Fund

Dreman Contrarian International Value Fund

Dreman Contrarian Value Equity Fund

Fund Advisor:

Dreman Value Management, LLC

Harborside Financial Center Plaza 10

Suite 800 Jersey City, NJ 07311

Toll Free: (800) 247-1014

Dreman High Opportunity Fund

Management’s Discussions and Analysis

The Dreman High Opportunity Fund—Institutional Class shares (the “Fund”) returned 5.09% for the fiscal year ending October 31, 2011, compared to the Russell 1000® Value Index return of 6.16%.

The slight underperformance versus the benchmark for the twelve month period ending October 31, 2011 was primarily due to owning a somewhat larger percentage of stocks that we believe have excellent potential but which were also moderately more cyclical. Investors believed these stocks would be more vulnerable in a double dip recession. We believe that the chances of a double dip recession are diminishing and we continue to believe our portfolio is well positioned in the current market environment.

The Fund’s strongest area of relative return for the year was due to the approximate 20% underweighting of the Financial sector. While many of the financial securities, including REITS and mortgage related companies looked cheap based upon valuation, we were careful to only hold the highest quality large commercial banks, diversified financial service companies, as well as select insurance companies. We believe these securities are undervalued and will provide strong returns in the future. Among our best performers was American Express, up 24.0% and U.S. Bancorp, up 7.5%. Energy, our largest absolute and relative weight for the year provided strong relative returns. At about 30% of the portfolio, the Energy sector weight is about 50% larger than the index weight. With the price of crude oil moving up 14% for the year our stock holdings performed well with Chesapeake Energy Corp. up 31.2%, Anadarko Petroleum Corp. up 28.1%, ConocoPhillips up 21.6% and Occidental Petroleum Corp. up 20.4%. Our holdings are characterized by strong cash flows and underleveraged balance sheets and we believe the Fund’s Energy sector holdings have a superior long term outlook for growth in reserves and production. Finally, our strong stock selection in the Health Care sector enhanced returns. Our two health-care provider securities, UnitedHealth Group Inc. and Aetna Inc. both returned a strong 34.9% for the year and Pfizer Inc., our largest pharmaceutical holding returned 15.3%. With attractive valuations, we believe these are solid holdings that should provide continued upside.

While many of our holdings performed well on an absolute and relative basis, the weighting and returns of a few securities negatively impacted relative return for the year. Within the Consumer Discretionary sector, Staples Inc. declined -25.4%, Best Buy Co. Inc. -24.4% (on a holding period basis), and Carnival Corp. -16.6%. We believe these securities remain attractively valued and should provide both protection and upside potential for the portfolio going forward. Within the Industrials sector, the performance of two securities, Emerson Electric Co. and FedEx Corp. were the main detractors, down -10.0% and -6.2% respectively. These holdings were partially offset by the positive performance from General Electric Co. and United Technologies Corp. which were up 7.7% and 6.7% respectively. We are comfortable with positioning in this sector and remain overweight to the index. Finally, our underweight in the Utility sector detracted from relative returns as the average holding in the index was up over 14% and we did not have any Utility holdings. We believe the utility sector is overvalued as evidenced by the S&P Utilities sector valuation trading over two standard deviations above its 25 year mean, mirroring the ‘end of the world’ market scenario back in 2008. Not that these securities can’t continue to go higher in the short term, but in our opinion, we believe the valuation premium will dissipate and there are better opportunities elsewhere.

We are pleased with the positioning of the Fund and will continue to take advantage of any opportunities the market presents us. We continue to execute our time-tested philosophy of buying undervalued companies with real earnings and cash flow and expect them to outperform in the current environment.

Annual Shareholder Report

Dreman High Opportunity Fund (Continued)

Average Annual Total Returns (unaudited) As of October 31, 2011

	Class A	Class C	Institutional Class	S&P 500® Index[1]	Russell 1000® Value Index[1]
One Year	6.12%	3.95%	5.09%	8.09%	6.16%
Three Year	NA	NA	10.15%	11.41%	8.78%
Five Year	NA	N/A	(4.25)%	0.25%	(2.05)%
Since Inception (11/20/09)	6.07%	4.56%	N/A	9.34%	8.12%
Since Inception (11/4/03)	N/A	N/A	2.15%	4.20%	4.32%

	Expense Ratios[2]
Gross	1.49%	2.25%	1.20%
With Applicable Waivers	0.96%	1.71%	0.71%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

1

The S&P 500® Index and the Russell 1000® Value Index (“Indices”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2	The expense ratios are from the Fund’s prospectus dated February 28, 2011. The Advisor contractually has agreed to cap total annual operating expenses for each class (excluding 12b-1 fees and indirect expenses such as acquired fund fees and expenses) of the Fund at 0.70% through February 28, 2012. Additional information pertaining to the Fund’s expense ratios as of October 31, 2011 can be found on the financial highlights.

Annual Shareholder Report

The chart above assumes an initial investment of $100,000 made on November 4, 2003 (commencement of Fund operations) and held through October 31, 2011. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Indices returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the indices plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman High Opportunity Fund Institutional Class, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman Contrarian Mid Cap Value Fund

The Dreman Contrarian Mid Cap Value Fund—Institutional Class shares (the “Fund”) gained 4.04% for the one year period ended October 31, 2011, versus a gain of 4.91% for S&P MidCap 400® Value Index. Both stock selection and sector allocation contributed to the relative performance of the Fund.

Health Care, Information Technology, Utilities, and Materials were the Fund’s best performing sectors. Stock selection drove most of the outperformance in each sector as several of the Fund’s holdings were acquired at significant premiums during the course of the year. While we do not invest with the intent of finding takeover targets, our focus on undervalued companies puts us in a position to benefit from merger-and-acquisition related activity. National Semiconductor was the Fund’s best performing stock rising 77% following a bid by Texas Instruments to purchase the company. Kinetic Concepts, a medical technology company for the wound care market, was purchased by a private equity consortium for $68.50 per share. The stock was up roughly 67% for the year. DPL, an electric utility company, climbed 19% during the year after agreeing to be acquired by AES for $30 a share.

Our overweighting coupled with stock selection fueled our performance in the Healthcare and Information Technology sectors. In addition to the aforementioned acquisitions, several of our stocks reported robust results. In the Healthcare space, Biogen, a pharmaceuticals company, reported positive efficacy results for its oral MS drug. Shares were up 58% for the year on the news. Omnicare, a provider of pharmacy services, was up 24% on a string of better than expected quarterly results. In the Tech group, we were able to buy KLA-Tencor during the volatile summer months when the stock was trading at 8.5x next-twelve-month (NTM) earnings and offering a 3% yield. The stock is up 38% from the market lows of the summer. NCR corp., a manufacturer of point of sales and ATM machines, rose 30% for the year on better than expected sales and earnings results.

Financials, Energy, Consumer Discretionary and Consumer Staples were the sectors that detracted the most from the Fund on a relative basis. Within Financials, stock selection weighed on the Fund as several of the banks we own sold off following the credit rating downgrade of the US and concerns that the economy was heading for another recession. Hudson City Bancorp, Comerica, and SunTrust fell 50%, 28%, and 21%, respectively, over the course of the year. Despite our optimism in the banking sector, we decided to sell Hudson City Bancorp due to weakening fundamentals. The company continues to suffer from increased prepayments in its mortgage backed securities and loan portfolio. In addition, Hudson City is experiencing loan competition in its jumbo mortgage business given regulation changes on loan limits for Government Sponsored Enterprises, Fannie Mae and Freddie Mac. This has compounded the banks’ issues with a shrinking balance sheet. We continue to hold Comerica, SunTrust and Fifth Third given their attractive valuations and improved credit metrics.

The Energy sector also proved to be a challenging area for the Fund. Arch Coal fell 25% during the year due to concerns that more power companies will switch to natural gas. We took profits in this position earlier in the year following the robust move the stock made with the rest of the commodity stocks. We continue to hold shares of Arch as we expect the price gap between coal and natural gas to narrow over time. In addition, the company trades at an attractive valuation of 7x NTM Price to Earnings (P/E). Ultra Petroleum declined 28% with the drop in commodity prices during the summer. Despite this decline, we continue to hold the shares of Ultra as they trade below $2.00 of enterprise value (EV) to thousand cubic foot equivalent of energy (MCFE). This compares to British Petroleum’s purchase of Petro Hawk in July of 2011 at roughly $6.00 of EV/MCFE. Ultra Petroleum is also an efficient operator with one of the lowest extraction costs in the exploration and production (E&P) industry. With E&P stocks priced at or near multiyear low valuation levels the Fund remains overweight this industry.

The poor relative performance in the Consumer Staples sector was mainly attributed to one name, Supervalue, which fell 24% during the year. The stock has been impacted by industry dynamics that continue to weigh on sales and a heavy debt burden from the most recent credit bubble. We decided to sell our position given the more attractive opportunities provided by the market with higher quality names during the summer sell-off. Offsetting this performance was Lorillard, a manufacturer of methanol tobacco. The stock rose more than 36% after concerns that the FDA would ban methanol cigarettes dissipated.

As we wind down the fourth quarter of 2011, with the Fund’s attractive absolute and relative valuations, we strongly believe the Dreman Contrarian Mid Cap Value Fund is a prudent choice for your U.S. value equity allocation.

Annual Shareholder Report

Average Annual Total Returns (unaudited) As of October 31, 2011

	Class A	Class C	Institutional Class	S&P Mid Cap 400® Index[1]	S&P Mid Cap 400® Value Index[1]
One Year	3.85%	2.97%	4.04%	8.55%	4.91%
Three Year	NA	NA	16.71%	17.87%	14.75%
Five Year	NA	N/A	1.51%	4.01%	1.72%
Since Inception (11/20/09)	9.77%	8.88%	N/A	15.31%	12.40%
Since Inception (12/31/03)	N/A	N/A	6.55%	7.03%	6.19%

	Expense Ratios[2]
Gross	15.35%	16.10%	14.85%
With Applicable Waivers	1.26%	2.01%	1.01%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

1

The S&P Mid Cap 400® Index and the S&P Mid Cap 400® Value Index (“Indices”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2	The expense ratios are from the Fund’s prospectus dated February 28, 2011. The Advisor contractually has agreed to cap total annual operating expenses for each class (excluding 12b-1 fees and indirect expenses such as acquired fund fees and expenses) of the Fund at 1.00% through February 28, 2012. Additional information pertaining to the Fund’s expense ratios as of October 31, 2011 can be found on the financial highlights.

Annual Shareholder Report

Dreman Contrarian Mid Cap Value Fund (Continued)

The chart above assumes an initial investment of $100,000 made on December 31, 2003 (commencement of Fund operations) and held through October 31, 2011. The S&P Mid-Cap 400® Index and the S&P Mid Cap 400® Value Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Mid Cap Value Fund Institutional Class, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman Contrarian Small Cap Value Fund

The Dreman Contrarian Small Cap Value Fund—Retail Class shares (the “Fund”) returned -0.66% versus the Russell 2000® Value Index return of 3.54% for the one year period ended October, 31, 2011.

Stock selection within the Financials and Consumer Staples sectors were the biggest detractors for the Fund. Central European Distribution, a distributor of vodka to Russia and Poland, was the Fund’s worst performing stock for the year, falling roughly 68%. The indecisiveness of European leaders related to the debt issues with several of the Euro Zone economies combined with consecutive quarters of missed earnings and revenue forecasts weighed on the stock. We never added to the name during its descent and decided to sell the position during the third quarter of 2011 around $6 given the political turmoil in Europe and the financing impact that this would potentially have on the company’s leveraged balance sheet. While this was a difficult decision to make we believed that the market was providing us with better opportunities with companies trading at similar valuations, but with better balance sheets and earnings prospects. This decision proved correct as the stock fell 50% following another weak earnings report. Chiquita Brands, a distributor of bananas and fresh salads, was plagued by similar issues and fell 36% over the year. Offsetting this poor performance was Del Monte Foods, up 33%, and Corn Products, up 15%. Del Monte, a fruit distributor, was taken private at a significant premium and Corn Products, a manufacturer and supplier of high fructose corn syrup, continued to see volume improvements and has been able to pass through price increases with the rise in raw material (corn) costs.

While our decision to remain underweight in the Financials, in particular the banks, proved correct given the underperformance of this group, several of our banks and REITs were more volatile than the Index during the summer sell-off. Bancorp South was down 24% following an earnings miss due to a rise in non-performing loans within several of its key markets. We continue to hold the name given a compelling price to book valuation of less than 1x and given that a majority of its loans are backed by attractive farm assets which should benefit with the rise in commodity prices. Associated Banc-Corp fell 23% on similar concerns. Although this group was a challenging area for the Fund, we continue to grow more constructive with the banks and added several names during the course of the year. Several of our REITs also weighed upon performance. Pennsylvania REIT fell 25%, Brandywine Realty Trust dropped 22%, and CommonWealth REIT declined 17%. We continue to hold these names given attractive NTM P/E valuations and robust dividend yields. We remain underweight in the REITs as investors grab for yield has made this space expensive relative to the market.

The Energy, Materials, Utilities, and Health Care areas were the Fund’s best performing sectors. Within Energy, Tesoro climbed 100% on improved crack spreads and W&T Offshore rose 90% with the move in oil prices. Both of these stocks were underperformers for several quarters before investors started to realize the value and potential of these businesses. Detracting from the Fund was Cal Dive, down 42%, and James River Coal, down 40%. Our gold and silver mining stocks drove the alpha within Materials as the continued rise in gold and silver prices outpaced the rise in extraction costs. Minefinders climbed 46%, AuRico Gold was up 42%, Pan American Silver jumped 30%, and New Gold rose 29%.

Our close to equal weighting in Utilities proved beneficial for the Fund as this space was the best performing sector of the Index (16.5% average return within the Index compared to a 3.5% total return for the Index). Throughout the course of the year we sold into this strength and used this group as a source of cash to reload the Fund with better investment opportunities during the volatile summer months. We are currently underweight in this sector given that the group is trading at a historically high two standard deviation premium to the market. Our significant overweight in Health Care was a positive for the Fund as this space was the third best performing sector in the Index. HealthSpring, a managed care organization that specializes in supplemental Medicare plans, rose 85%. The company posted several quarters of accelerated growth subsequent to the accretive acquisition of Bravo Health. This acquisition expanded the company’s coverage into new geographical areas and further improved its position to benefit from the expanding role of Medicare in the healthcare system. Other notable winners in Health Care include: Amsurg, up 44%; LifePoint Hospitals up 14%; Teleflex up 10%; and Owens and Minor up 8%. Offsetting this positive performance was Amedisys, a home hospice provider, which fell 48% for the year. The stock has been under significant pressure due to the announced Medicare policy changes and due to a lingering SEC investigation into the company’s Medicare reimbursement process. These overhanging issues along with a string of weaker than expected results sent shares lower during the months of increased market volatility.

DVM remains committed to its value philosophy and process that has proven successful over the years. As we start the fourth quarter of 2011, with the Fund’s attractive absolute and relative valuations, we strongly believe that the Dreman Contrarian Small Cap Value Fund is a prudent choice for your U.S. value equity allocation.

Annual Shareholder Report

Dreman Contrarian Small Cap Value Fund (Continued)

Average Annual Total Returns (unaudited) As of October 31, 2011

	Class A	Institutional Class	Retail Class	Russell 2000® Value Index
One Year	(0.60)%	(0.44)%	(0.66)%	3.54%
Three Year	NA	11.22%	11.14%	9.52%
Five Year	NA	N/A	2.04%	(1.42)%
Since Inception (11/20/09)	7.12%	N/A	N/A	11.67%
Since Inception (8/22/07)	N/A	0.26%	N/A	(1.76)%
Since Inception (12/31/03)	N/A	N/A	8.56%	4.34%

	Expense Ratios[2]
Gross	1.61%	1.36%	1.60%
With Applicable Waivers	1.27%	1.02%	1.27%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

1

The Russell 2000® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2	The expense ratios are from the Fund’s prospectus dated February 28, 2011. The Advisor contractually has agreed to cap total annual operating expenses for each class (excluding 12b-1 fees and indirect expenses such as acquired fund fees and expenses) of the Fund at 1.00% through February 28, 2012. Additional information pertaining to the Fund’s expense ratios as of October 31, 2011 can be found on the financial highlights.

Annual Shareholder Report

Dreman Contrarian Small Cap Value Fund (Continued)

The charts above assume an initial investment of $10,000 made on December 31, 2003 (commencement of Retail Class operations) and held through October 31, 2011. The Russell 2000® Value Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Small Cap Value Fund Retail Class, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman Market Over-Reaction Fund

The Dreman Market Over-Reaction Fund—Institutional Class shares (the “Fund”) returned -3.86% for the fiscal year ending October 31, 2011, compared to the Russell 1000® Value Index return of 6.16%. For the three year period, the Fund returned 16.21%, outperforming the index by 7.43% and ranking the Fund #1 within the Lipper universe. Since inception, the Fund is down -1.88% versus the index return of -3.49%, ranking the Fund #31 in its Lipper universe. The Fund also has a four star ranking by Morningstar. Roughly 50% of the Fund is invested in domestic stocks.

For the fiscal year, the Fund underperformed the benchmark primarily because of the problems of the European Union. We believe our European holdings are strong companies which investors significantly oversold during the current crisis. We feel that these securities are undervalued, many significantly, at current levels, and a resolution in Europe is likely to materialize, offering major upside for this group. Less than half of one percent of the portfolio is in Spanish and Greek banks, the most problematic countries at this time.

For the overall Fund, the largest detractors from performance were from the Information Technology, Financial, Consumer Discretionary, and Materials sectors. The Health Care and Energy sectors were the main two areas providing positive returns. In the Information Technology sector, our overweight position and stock selection lowered returns. Among the stocks depressing relative return were Research In Motion Ltd., LG Display Co. Ltd. and Marvell Technology Group Ltd., off 64.5%, 42.8% and 20.3%, on a holding period basis. While these securities were attractively valued, the securities failed to perform well. Research in Motion has experienced declining revenue and profit figures the past few quarters, which has weighed down the stock. Additionally, the continued success of Apple’s evolving product line and Research in Motions’ lack of successful new offerings has hindered performance.

In the Financials sector, many of our international bank holdings underperformed due to the economic crisis in Europe. Holdings such as Societe Generale, BNP Paribas, and Banco Santander declined 49.0%, 35.2%, and 28.7% respectively based upon our holding time frame.

Within the Consumer Discretionary sector, two securities impacted performance the most on both an absolute and relative basis, Best Buy Co. Inc. and Volkswagen AG, down a respective 40.5% and 26.8% for our holding period. If not for these two laggards, returns for the sector would have fared much better. Finally, our Materials sector holdings were down an average of 25.2% for the quarter, versus the benchmark holdings off about 1.0%. It is important to note that these holdings only represented about 3% of the Fund for the period, so while costly, the impact was muted due to our low relative exposure to the space.

Returns for the Health Care and Energy sectors were positive, with our average holding appreciating a respective 14.3% and 10.6%. Within Health Care, Humana Inc. and United Health Group Inc. posted the greatest gains, up 46.6% and 46.0%. Within Energy, Chesapeake Energy Corp. and Gazprom OAO performed best, up 64.0% and 34.1% respectively. The returns listed are based upon our holding period.

We continue to invest globally in fundamentally sound companies that trade at attractive valuation levels, maintaining approximately 100 securities to keep the fund diversified. Our investments are in securities that typically have higher than benchmark average dividend yields, lower price to earnings metrics and offer what we believe to be superior upside potential. The low P/E style we have followed has outperformed the markets for every decade since 1930 according to academic studies. We believe these types of securities should continue to outperform the market over time.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics. As of October 31, 2011, the Fund (Institutional Class) had 3 -year and overall rating of 4 stars out of 686 World Stock funds. Due to its inception date, the fund does not have a five or ten year rating.

Lipper Inc.—A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical based on total return performance with capital gains and dividends reinvested. As of October 31, 2011, the Fund (Institutional Class) ranked 1 out of 127 for the 3-year period and 31 out of 121 for the period since inception in the Lipper US Large Cap Value universe.

Annual Shareholder Report

Dreman Market Over-Reaction Fund (Continued)

Average Annual Total Returns (unaudited) As of October 31, 2011

	Class A	Class C	Institutional Class	Russell 1000® Value Index[1]
One Year	(4.12)%	(4.88)%	(3.86)%	6.16%
Three Year	NA	NA	16.21%	8.78%
Since Inception (11/20/09)	2.50%	1.70%	N/A	8.12%
Since Inception (4/22/07)	N/A	N/A	(1.88)%	(3.49)%

	Expense Ratios[2]
Gross	2.77%	3.49%	2.44%
With Applicable Waivers	1.10%	1.85%	0.85%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

1

The Russell 1000® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2	The expense ratios are from the Fund’s prospectus dated February 28, 2011. The Advisor contractually has agreed to cap total annual operating expenses for each class (excluding 12b-1 fees and indirect expenses such as acquired fund fees and expenses) of the Fund at 0.85% through February 28, 2012. Additional information pertaining to the Fund’s expense ratios as of October 31, 2011 can be found on the financial highlights.

Annual Shareholder Report

The chart above assumes an initial investment of $100,000 made on April 3, 2007 (commencement of Fund operations) and held through October 31, 2011. The Russell 1000® Value Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Market Over-Reaction Fund Institutional Class, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman Contrarian International Value Fund

The Dreman Contrarian International Value Fund—Institutional Class shares (the “Fund”) was down -0.97% for the fiscal year ended October 31, 2011, as compared to the Russell Global ex-US Value Index return of -5.29% for the same period. We continue to execute our long term investment process by buying undervalued companies with a robust margin of safety. Given the current valuation statistics of an 8.0 price earnings ratio (NTM) coupled with a 3.7% dividend yield, we believe the Fund is well positioned to meet its return objectives over the upcoming 3 to 5 year period.

These days, it seems that most investors have a preoccupation with short term performance and near term volatility. We were surprised at the extreme daily volatility during the third quarter. As an illustration, based on daily Russell Global index returns, 6% of the trading days in the quarter were up or down at least 4% and 27% of the trading days were up or down at least 2%. The market was definitely obsessed with every piece of information (and disinformation) related to the crisis in Europe and in the political crisis in Washington. Equities that were cheap during the second quarter became even cheaper during the third quarter. Today the earnings yield on the Portfolio is on average about 12%, significantly superior to corporate bond debt with the additional fact that it does not mature.

The Fund’s strongest performers for the twelve month period ended October 31, 2011 were the Materials, Health Care, Consumer Staples, and Telecommunications sectors. Stock selection in the Materials sector was strong with the notable performance of Mindfinders Corp (+46.7%), Yamana Gold (+37.8%), and Silver Wheaton (+20.7%). The overweight positions, as well as stock selection, in the Health Care, Consumer Staples, and Telecommunications sectors combined to contribute just over 330 basis points of relative return. The Fund’s weakest sectors for the fiscal year were Information Technology, Financials, and Consumer Discretionary. The Financial Services sector stocks continued to be negatively broad brushed with the European sovereign debt crisis, as reflected in the returns of Societe Generale (-49.0%), Banco Santander (-28.7%), and Barclays (-27.6%) for the period. Without a doubt the sentiment concerning the banks is extremely negative; however, we believe this significant undervaluation will be unlocked over the intermediate term.

We are pleased with the positioning of the Fund. First, combining the robust Energy (20.8%), Materials (13.3%), and Industrial weightings (7.4%) plays into our secular commodity trend theme. Second, the Fund’s Financials sector weighting (27.9%) represents what we believe to be excellent value in this “bear” ravaged sector. Third, the Healthcare weighting, represents in our opinion good value and is also fairly defensive. Finally, other holdings not already mentioned, such as in the Consumer Discretionary/Staples and Telecommunications sectors also represent high quality and we believe are handsomely undervalued.

Although we do not make economic calls, it looks to us that the market may have rushed to judgment as recent news has been slightly better than expected. To mitigate any potential economic tipping point, the global central banks, in our opinion, will continue to be extremely accommodating for the foreseeable future. Given the evidence of a slow global recovery, strong corporate fundamentals, and the increasing threat of more inflation, we believe the equity market will continue to be the beneficiary of the investment flow, and as such, we remain quite constructive on the medium to long term outlook for the international equity markets.

Annual Shareholder Report

Average Annual Total Returns* (unaudited) As of October 31, 2011

	Class A	Class C	Institutional Class	MSCI ACWI ex US Value Index[1]	Russell Global ex US Value Index[1]
One Year	N/A	N/A	(0.97)%	(7.27)%	(5.29)%
Three Year	N/A	N/A	19.50%	9.85%	12.15%
Since Inception (10/15/08)	N/A	N/A	14.51%	5.65%	7.61%
Since Inception (4/25/11)	(13.78)%	(14.10)%	N/A	(15.27)%	(14.64)%

	Expense Ratios[2]
Gross	23.01%	23.76%	22.76%
With Applicable Waivers	1.61%	2.40%	1.40%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

*	Total returns for periods less than one year are cumulative, all other total returns are average annual total returns.

1	The MSCI ACWI ex US Value Index and the Russell Global ex US Value Index (“Indices”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2	The expense ratios are from the Fund’s prospectus dated February 28, 2011. The Advisor contractually has agreed to cap total annual operating expenses for each class (excluding 12b-1 fees and indirect expenses such as acquired fund fees and expenses) of the Fund at 1.40% through February 28, 2012. Additional information pertaining to the Fund’s expense ratios as of October 31, 2011 can be found on the financial highlights.

Annual Shareholder Report

Dreman Contrarian International Value Fund (Continued)

The chart above assumes an initial investment of $100,000 made on October 15, 2008 (commencement of Fund operations) and held through October 31, 2011. The MSCI All Country World Index (ACWI) ex U.S.A. and the Russell Global ex US Value Index are widely recognized unmanaged indices of equity securities. Individuals cannot invest directly in the indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian International Value Fund Institutional Class and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Dreman Contrarian Value Equity Fund

The Dreman Contrarian Value Equity Fund—Institutional Class shares (the “Fund”) was launched on April 25, 2011. From inception through October 31, 2011, the Fund is down -8.30%, as compared to the Russell 3000® Value Index return of -7.72% for the same period. We continue to execute our long term investment process by buying undervalued companies with a robust margin of safety. Given the current valuation statistics of a 9.5 price earnings ratio (NTM) coupled with a 2.9% dividend yield, we believe the Fund is well positioned to meet its return objectives over the upcoming 3 to 5 year period.

These days it seems that most investors have a preoccupation with short term performance and near term volatility. We were surprised at the extreme daily volatility during the third quarter. The market was definitely obsessed with every piece of information (and disinformation) related to the crisis in Europe and in the political crisis in Washington. Equities that were cheap during the second quarter became even cheaper during the third quarter.

The Fund’s strongest performers for the period ended October 31, 2011 were the Materials, Information Technology, and Energy sectors. Stock selection in the Materials sector was strong with the notable performance of Yamana Gold (+19.6%) and Newmont Mining (+16.6%). The overweight positions, as well as stock selection, in the Materials, Information Technology and Energy sectors combined to contribute just over 180 basis points of relative return. The Fund’s weakest sectors for the period were Financials and Consumer Discretionary. The Financial Services sector stocks continued to be negatively broad brushed, as reflected in the returns of Bank of America (-45.0%), Citigroup (-30.1%), and Goldman Sachs (-27.6%) for the period. Without a doubt the sentiment concerning the banks is extremely negative; however, we believe this significant undervaluation will be unlocked over the intermediate term.

We are pleased with the positioning of the Fund. First, combining the robust Energy (19.4%), Materials (5.4%), and Industrial weightings (9.9%) plays into our secular commodity trend theme. Second, the Fund’s Financials sector weighting (30.5%) represents what we believe to be excellent value in this “bear” ravaged sector. Third, the Healthcare weighting, represents in our opinion good value and is also fairly defensive. Finally, other holdings not already mentioned, such as in the Consumer Discretionary/Staples sectors also represent high quality and we believe are handsomely undervalued.

Although we do not make economic calls, it looks to us that the market may have rushed to judgment as recent news has been slightly better than expected. To mitigate any potential economic tipping point, the global central banks, in our opinion, will continue to be extremely accommodating for the foreseeable future. Given the evidence of a slow global recovery, strong corporate fundamentals, and the increasing threat of more inflation, we believe the equity market will continue to be the beneficiary of the investment flow, and as such, we remain quite constructive on the medium to long term outlook for the equity markets.

Annual Shareholder Report

Dreman Contrarian Value Equity Fund (Continued)

Cumulative Total Returns (unaudited) As of October 31, 2011

	Class A	Class C	Institutional Class	Russell 3000® Value Index[1]
Since Inception (4/25/11)	(8.30)%	(8.70)%	(8.30)%	(7.72)%

	Expense Ratios[2]
Gross	5.96%	6.71%	5.71%
With Applicable Waivers	1.21%	1.96%	0.96%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Total return figures reflect any change in price per share and assume reinvestment of all distributions. Total return figures exclude any applicable sales charges.

1

The Russell 3000® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2	The expense ratios are from the Fund’s prospectus dated April 11, 2011. The Advisor contractually has agreed to cap total annual operating expenses for each class (excluding 12b-1 fees and indirect expenses such as acquired fund fees and expenses) of the Fund at 0.95% through February 28, 2013. Additional information pertaining to the Fund’s expense ratios as of October 31, 2011 can be found on the financial highlights.

Annual Shareholder Report

The chart above assumes an initial investment of $100,000 made on April 25, 2011 (commencement of Fund operations) and held through October 31, 2011. The Russell 3000® Value Index is a widely recognized unmanaged index of equity securities. Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Value Equity Fund Institutional Class, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014. You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Annual Shareholder Report

Fund Holdings (Unaudited)

[1]	As a percent of net assets.

[2]	Companies consisting of market capitalizations similar to those included in the S&P 500® Index.

[3]	Companies consisting of market capitalizations not similar to those included in the S&P 500® Index.

Under normal circumstances, the Dreman High Opportunity Fund (“High Opportunity Fund”) will invest at least 80% of its net assets in equity securities of large capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index. As of the prospectus dated February 28, 2011, the market capitalization of companies included in the S&P 500® Index ranged from $1.6 billion to $364 billion.

[1]	As a percent of net assets.

[2]	Companies consisting of market capitalizations ranging from $250 million to $18.9 billion.

[3]	Companies consisting of market capitalizations not ranging from $250 million to $18.9 billion.

Under normal circumstances, the Dreman Contrarian Mid Cap Value Fund (“Mid Cap Value Fund”) will invest at least 80% of its net assets in equity securities of mid-capitalization companies which the Advisor defines as companies that are similar in market capitalization to that of the Russell Midcap® Value Index. As of the prospectus dated February 28, 2011, the market capitalizations included Russell Midcap® Value Index ranged from $250 million to $18.9 billion.

Annual Shareholder Report

[1]	As a percent of net assets.

[2]	Companies consisting of market capitalizations similar to those included in the Russell 2000® Value Index

Under normal circumstances, the Dreman Contrarian Small Cap Value Fund (“Small Cap Value Fund”) will invest at least 80% of its net assets in equity securities of small capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of the prospectus dated February 28, 2011, the market capitalizations included in the Russell 2000® Value Index ranged from $42 million to $4.1 billion.

[1]	As a percent of net assets

[2]	Companies consisting of market capitalizations similar to those listed in the S&P 500® Index.

Under normal circumstances, the Dreman Market Over-Reaction Fund (“Market Over-Reaction Fund”) will invest at least 80% of its net assets in equity securities of large capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index. As of the prospectus dated February 28, 2011, the market capitalization of companies included in the S&P 500® Index ranged from $1.6 billion to $364 billion.

Annual Shareholder Report

Fund Holdings (Unaudited) (Continued)

[1]	As a percent of net assets.

Under normal circumstances, the Dreman Contrarian International Value Fund (the “International Value Fund”) will invest at least 80% of its assets in the equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits from outside the U.S.

[1]	As a percent of net assets

[2]	Companies consisting of market capitalizations similar to those listed in the Russell 3000 Index.

Under normal circumstances, the Dreman Contrarian Value Equity Fund (“Value Equity Fund”) will invest at least 80% of its net assets in equity securities of all capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 3000 Index. As of the prospectus dated April 11, 2011, the market capitalization of companies included in the Russell 3000 Index ranged from $10 million to $370 billion.

Annual Shareholder Report

Shareholder Expense Examples (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples for the Funds are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2011 to October 31, 2011.

Actual Expenses—The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio

Dreman High Opportunity Fund
Class A Shares	Actual	$1,000.00	$874.14	$4.50	0.95%
	Hypothetical (2)	$1,000.00	$1,020.41	$4.85	0.95%
Class C Shares	Actual	$1,000.00	$859.37	$7.97	1.70%
	Hypothetical (2)	$1,000.00	$1,016.63	$8.65	1.70%
Institutional Shares	Actual	$1,000.00	$863.92	$3.30	0.70%
	Hypothetical (2)	$1,000.00	$1,021.66	$3.58	0.70%
Dreman Contrarian Mid Cap Value Fund
Class A Shares	Actual	$1,000.00	$859.51	$5.86	1.25%
	Hypothetical (2)	$1,000.00	$1,018.90	$6.36	1.25%
Class C Shares	Actual	$1,000.00	$853.82	$9.35	2.00%
	Hypothetical (2)	$1,000.00	$1,015.12	$10.16	2.00%
Institutional Shares	Actual	$1,000.00	$860.07	$4.69	1.00%
	Hypothetical (2)	$1,000.00	$1,020.16	$5.09	1.00%
Dreman Contrarian Small Cap Value Fund
Class A Shares	Actual	$1,000.00	$836.19	$5.80	1.25%
	Hypothetical (2)	$1,000.00	$1,018.89	$6.38	1.25%
Retail Shares	Actual	$1,000.00	$836.10	$5.83	1.25%
	Hypothetical (2)	$1,000.00	$1,018.85	$6.41	1.25%
Institutional Shares	Actual	$1,000.00	$837.48	$4.68	1.00%
	Hypothetical (2)	$1,000.00	$1,020.11	$5.14	1.00%
Dreman Market Over-Reaction Fund
Class A Shares	Actual	$1,000.00	$851.61	$5.09	1.10%
	Hypothetical (2)	$1,000.00	$1,019.71	$5.55	1.10%
Class C Shares	Actual	$1,000.00	$845.30	$8.53	1.85%
	Hypothetical (2)	$1,000.00	$1,015.96	$9.32	1.85%
Institutional Shares	Actual	$1,000.00	$852.10	$3.97	0.85%
	Hypothetical (2)	$1,000.00	$1,020.92	$4.33	0.85%

Annual Shareholder Report

Shareholder Expense Examples (Unaudited) (Continued)

		Beginning Account Value, May 1, 2011	Ending Account Value, October 31, 2011	Expenses Paid During Period(1)	Annualized Expense Ratio
Dreman Contrarian International Value Fund
Class A Shares	Actual	$1,000.00	$842.54	$7.67	1.65%
	Hypothetical (2)	$1,000.00	$1,016.88	$8.39	1.65%
Class C Shares	Actual	$1,000.00	$839.47	$11.14	2.40%
	Hypothetical (2)	$1,000.00	$1,013.10	$12.19	2.40%
Institutional Shares^	Actual	$1,000.00	$843.68	$6.51	1.40%
	Hypothetical (2)	$1,000.00	$1,018.15	$7.12	1.40%
Dreman Contrarian Value Equity Fund
Class A Shares	Actual	$1,000.00	$900.79	$5.75	1.20%
	Hypothetical (2)	$1,000.00	$1,019.15	$6.11	1.20%
Class C Shares	Actual	$1,000.00	$896.86	$9.33	1.95%
	Hypothetical (2)	$1,000.00	$1,015.37	$9.91	1.95%
Institutional Shares	Actual	$1,000.00	$900.79	$4.55	0.95%
	Hypothetical (2)	$1,000.00	$1,020.41	$4.84	0.95%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning May 1, 2011 through October 31, 2011. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
(2)	Hypothetical assumes 5% annual return before expenses.
^	Formerly Retail Class

Annual Shareholder Report

Dreman High Opportunity Fund	October 31, 2011

Schedule of Investments

Shares		Value

Common Stocks — 99.7%
Consumer Discretionary — 9.7%
72,670	Best Buy Co., Inc.	$1,906,134
49,750	Carnival Corp.	1,751,698
126,880	Lowe’s Companies, Inc.	2,667,018
280,595	Staples, Inc.	4,197,701
		10,522,551
Consumer Staples — 7.8%
232,510	Altria Group, Inc.	6,405,650
28,997	Philip Morris International, Inc.	2,026,020
		8,431,670
Energy — 30.6%
84,385	Anadarko Petroleum Corp.	6,624,222
45,115	Apache Corp.	4,494,807
42,360	BP PLC (a)	1,871,465
206,245	Chesapeake Energy Corp.	5,799,609
77,565	ConocoPhillips	5,402,402
68,575	Devon Energy Corp.	4,453,946
40,690	EnCana Corp.	882,973
26,035	Occidental Petroleum Corp.	2,419,693
47,870	Valero Energy Corp.	1,177,602
		33,126,719
Financials — 19.0%
53,550	American Express Co.	2,710,701
267,052	Bank of America Corp.	1,823,965
139,775	Fifth Third Bancorp	1,678,698
76,695	Hartford Financial Services Group, Inc./The	1,476,379
102,290	JPMorgan Chase & Co.	3,555,600
154,235	KeyCorp	1,088,899
55,759	PNC Financial Services Group, Inc.	2,994,816
50,495	U.S. Bancorp	1,292,167
151,836	Wells Fargo & Co.	3,934,071
		20,555,296
Health Care — 9.3%
60,975	Aetna, Inc.	2,424,366
29,960	AstraZeneca PLC (a)	1,435,384
20,295	Eli Lilly & Co.	754,162
112,567	Pfizer, Inc.	2,168,040
68,470	UnitedHealth Group, Inc.	3,285,875
		10,067,827
Industrials — 14.9%
15,911	3M Co.	1,257,287
83,195	Eaton Corp.	3,728,800
30,455	Emerson Electric Co.	1,465,495
25,344	FedEx Corp.	2,073,900
193,095	General Electric Co.	3,226,617
4,172	Huntington Ingalls Industries, Inc. (b)	123,074
23,990	Northrop Grumman Corp.	1,385,423
37,255	United Technologies Corp.	2,905,145
		16,165,741

Shares		Value

Common Stocks — (Continued)
Information Technology — 3.9%
76,475	Cisco Systems, Inc.	$1,417,082
63,290	Intel Corp.	1,553,137
48,950	Microsoft Corp.	1,303,539
		4,273,758
Materials — 4.5%
62,660	BHP Billiton Ltd. (a)	4,892,493
Total Common Stocks (Cost $102,500,513)		108,036,055
Exchange-Traded Funds — 0.2%
14,310	Financial Select Sector SPDR Fund	193,471
Total Exchange-Traded Funds (Cost $171,642)		193,471
Total Investments (Cost $102,672,155) — 99.9%		108,229,526
Other Assets in Excess of Liabilities — 0.1%		76,617
Net Assets — 100.0%		$108,306,143
(a)	American Depositary Receipt.

(b)	Non-income producing security.

PLC — Public Liability Co.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Dreman Contrarian Mid Cap Value Fund	October 31, 2011

Schedule of Investments

Shares		Value

Common Stocks — 97.3%
Consumer Discretionary — 9.8%
645	Best Buy Co., Inc.	$16,918
530	Big Lots, Inc. (a)	19,976
360	Darden Restaurants, Inc.	17,237
970	Gap, Inc./The	18,333
650	Mattel, Inc.	18,356
1,100	Staples, Inc.	16,456
260	Whirlpool Corp.	13,211
		120,487
Consumer Staples — 5.6%
1,630	Dean Foods Co. (a)	15,844
245	Energizer Holdings, Inc. (a)	18,079
160	Lorillard, Inc.	17,706
400	Molson Coors Brewing Co., Class B	16,936
		68,565
Energy — 10.6%
610	Arch Coal, Inc.	11,114
613	Chesapeake Energy Corp.	17,238
360	Ensco PLC (b)	17,878
740	Marathon Oil Corp.	19,262
875	Nexen, Inc.	14,858
270	Transocean, Ltd.	15,431
480	Ultra Petroleum Corp. (a)	15,293
820	Valero Energy Corp.	20,172
		131,246
Financials — 17.2%
675	Allstate Corp./The	17,779
403	Ameriprise Financial, Inc.	18,812
1,810	Apollo Investment Corp.	14,987
636	Axis Capital Holdings, Ltd.	19,939
605	Comerica, Inc.	15,458
702	Discover Financial Services	16,539
1,720	Fifth Third Bancorp	20,657
804	Hartford Financial Services Group, Inc./The	15,477
740	Lincoln National Corp.	14,097
830	NASDAQ OMX Group, Inc./The (a)	20,791
319	PartnerRe Ltd	19,848
925	SunTrust Banks, Inc.	18,250
		212,634
Health Care — 7.1%
510	Agilent Technologies Inc (a)	18,906
400	CIGNA Corp.	17,736
520	Forest Laboratories, Inc. (a)	16,276
595	Omnicare, Inc.	17,743
325	Zimmer Holdings, Inc. (a)	17,105
		87,766
Industrials — 12.8%
675	General Cable Corp. (a)	18,927
590	Ingersoll-Rand PLC	18,367
270	L-3 Communications Holdings, Inc.	18,301
250	Norfolk Southern Corp.	18,497
260	Northrop Grumman Corp.	15,015
670	Oshkosh Corp. (a)	13,976
880	Pitney Bowes, Inc.	17,934
1,170	R.R. Donnelley & Sons Co.	19,071
490	URS Corp. (a)	17,493
		157,581

Shares		Value

Common Stocks — (Continued)
Information Technology — 15.2%
565	Arrow Electronics, Inc. (a)	$20,368
400	Computer Sciences Corp.	12,584
360	Fiserv, Inc. (a)	21,193
440	Harris Corp.	16,610
400	KLA-Tencor Corp.	18,836
576	Lexmark International, Inc., Class A (a)	18,259
1,034	NCR Corp. (a)	19,687
1,221	Symantec Corp. (a)	20,769
787	Synopsys, Inc. (a)	21,099
1,077	Western Union Co.	18,815
		188,220
Materials — 7.0%
197	Agrium, Inc.	16,211
430	Nucor Corp.	16,245
705	Owens-Illinois, Inc. (a)	14,156
340	Rock-Tenn Co., Class A	20,125
1,355	Yamana Gold, Inc.	20,284
		87,021
Real Estate Investment Trusts — 6.3%
1,645	Duke Realty Corp.	20,201
925	Hospitality Properties Trust	22,228
670	Mack-Cali Realty Corp.	18,800
755	Senior Housing Properties Trust	16,942
		78,171
Utilities — 5.7%
565	Ameren Corp.	18,012
435	American Electric Power Company, Inc.	17,087
575	PPL Corp.	16,888
340	Sempra Energy	18,268
		70,255
Total Common Stocks (Cost $1,183,291)		1,201,946
Escrow Rights — 0.0%
15,000	Southern Energy Escrow Rights (a) (c)	—
Total Escrow Rights (Cost $—)		—
Money Market Securities — 0.5%
6,258	Huntington Money Market Fund — Trust Shares, 0.010% (d) (e)	6,258
Total Money Market Securities (Cost $6,258)		6,258
Total Investments (Cost $1,189,549) — 97.8%		1,208,204
Other Assets in Excess of Liabilities — 2.2%		27,678
Net Assets — 100.0%		$1,235,882
(a)	Non-income producing security.

(b)	American Depositary Receipt.

(c)	Escrow rights issued in conjunction with bond organization. There is no market for these rights, therefore, these rights are considered to be illiquid and are valued according to the fair value procedures approved by the Trust.

(d)	Rate disclosed is the seven day yield as of October 31, 2011.

(e)	Investment in affiliate.

PLC — Public Liability Co.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Dreman Contrarian Small Cap Value Fund	October 31, 2011

Schedule of Investments

Shares		Value

Common Stocks — 98.8%
Consumer Discretionary — 14.2%
91,675	American Axle & Manufacturing Holdings, Inc. (a)	$888,331
27,569	Ascena Retail Group, Inc. (a)	796,744
39,250	Brinker International, Inc.	898,825
33,900	Collective Brands, Inc. (a)	495,279
77,859	Cooper Tire & Rubber Co.	1,115,719
34,300	Hanesbrands, Inc. (a)	904,491
35,175	Helen of Troy, Ltd. (a)	1,017,613
41,537	International Speedway Corp., Class A	991,073
57,565	Jakks Pacific, Inc.	1,092,008
35,440	Jarden Corp.	1,135,143
45,851	Jones Group, Inc./The	512,156
25,582	Lifetime Time Fitness, Inc. (a)	1,103,352
31,975	Meredith Corp.	857,889
109,067	Sonic Corp. (a)	808,186
28,475	Wolverine World Wide, Inc.	1,080,057
		13,696,866
Consumer Staples — 2.5%
62,577	Chiquita Brands International, Inc. (a)	555,684
20,251	Corn Products International, Inc.	982,173
433	Nash Finch Co.	11,397
19,208	Universal Corp.	822,487
		2,371,741
Energy — 5.8%
24,810	Atwood Oceanics, Inc. (a)	1,060,379
20,229	Energen Corp.	992,435
55,510	James River Coal Co. (a)	574,529
32,000	Superior Energy Services, Inc. (a)	899,840
43,024	Tesoro Corp. (a)	1,116,043
49,009	W&T Offshore, Inc.	964,987
		5,608,213
Financials — 17.1%
17,336	Allied World Assurance Co. Holdings, Ltd.	1,007,222
110,875	Apollo Investment Corp.	918,045
37,825	Aspen Insurance Holdings, Ltd.	1,001,984
89,450	Associated Banc-Corp	997,367
54,940	BancorpSouth, Inc.	536,764
23,384	Bank of Hawaii Corp.	987,506
5,197	Chemical Financial Corp.	104,616
4,550	City National Corp.	193,011
26,025	East West Bancorp, Inc.	506,707
70,649	FirstMerit Corp.	989,792
110,350	Fulton Financial Corp.	1,041,704
8,293	Glacier Bancorp, Inc.	94,126
27,900	Hancock Holding Co.	845,370
24,650	Hanover Insurance Group, Inc.	940,644
3,750	Independent Bank Corp.	97,200
5,184	International Bancshares Corp.	93,934
4,125	Lakeland Financial Corp	98,546
4,425	NBT Bancorp, Inc.	95,226
28,802	Platinum Underwriters Holdings, Ltd.	997,413
12,448	Prosperity Bancshares, Inc.	479,124
50,458	Protective Life Corp.	938,519
17,197	TCF Financial Corp.	182,976

Shares		Value

Common Stocks — (Continued)
Financials — (Continued)
9,225	Umpqua Holdings Corp.	$105,626
35,700	Waddell & Reed Financial, Inc. Class A	989,961
71,400	Washington Federal, Inc.	974,610
16,770	Webster Financial Corp.	329,363
4,680	WesBanco, Inc.	92,945
27,856	Wintrust Financial Corp.	804,481
		16,444,782
Health Care — 7.9%
36,775	Amedisys, Inc. (a)	482,856
31,975	Charles River Laboratories International, Inc. (a)	1,032,153
20,925	Healthspring, Inc. (a)	1,128,694
24,920	LifePoint Hospitals, Inc. (a)	963,407
30,615	Owens & Minor, Inc.	916,001
45,475	PerkinElmer, Inc.	939,968
29,325	STERIS Corp.	908,489
20,150	Teleflex, Inc.	1,206,179
		7,577,747
Industrials — 17.8%
78,556	Aircastle Ltd.	952,884
15,500	Alliant Techsystems, Inc.	900,240
44,725	Barnes Group, Inc.	1,040,751
62,757	Briggs & Stratton Corp.	916,252
44,725	Brink’s Co./The	1,242,908
22,891	Carlisle Cos, Inc.	955,013
34,447	Curtiss-Wright Corp.	1,129,173
103,475	Diana Shipping, Inc. (a)	851,599
40,500	EMCOR Group, Inc.	1,015,335
47,950	EnerSys (a)	1,080,313
17,097	Esterline Technologies Corp. (a)	955,722
35,959	General Cable Corp. (a)	1,008,290
49,994	Geo Group, Inc./The (a)	911,391
43,675	Harsco Corp.	1,006,709
22,900	Ryder System, Inc.	1,166,526
18,675	SPX Corp.	1,019,842
67,254	Tutor Perini Corp.	977,201
		17,130,149
Information Technology — 12.3%
168,175	Amkor Technology, Inc. (a)	813,967
92,890	Arris Group, Inc. (a)	999,496
18,850	CACI International, Inc., Class A (a)	1,034,676
22,375	DST Systems, Inc.	1,123,001
42,335	JDA Software Group, Inc. (a)	1,349,216
28,400	Lexmark International, Inc., Class A (a)	900,280
51,750	Microsemi Corp. (a)	955,305
50,391	NCR Corp. (a)	959,445
29,125	Plantronics, Inc.	973,066
158,675	PMC - Sierra, Inc. (a)	1,005,999
67,399	QLogic Corp. (a)	941,564
19,908	Synaptics, Inc. (a)	672,691
5,432	Websense, Inc. (a)	96,907
		11,825,613

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Dreman Contrarian Small Cap Value Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Materials — 7.5%
68,908	AuRico Gold, Inc. (a)	$670,475
22,600	Cabot Corp.	682,068
42,271	Coeur d’Alene Mines Corp. (a)	1,080,869
15,547	HB Fuller Co.	334,105
45,827	Huntsman Corp.	538,009
28,545	Minefinders Corp., Ltd. (a)	404,483
49,500	Olin Corp.	933,570
30,350	OM Group, Inc. (a)	877,419
94,175	Thompson Creek Metals Co., Inc. (a)	671,468
62,342	Worthington Industries, Inc.	1,077,270
		7,269,736
Real Estate Investment Trusts — 7.3%
34,130	Anworth Mortgage Asset Corp.	220,139
103,875	Brandywine Realty Trust	946,301
68,650	CBL & Associates Properties, Inc.	1,055,837
46,013	CommonWealth REIT	890,352
83,858	Duke Realty Corp.	1,029,776
40,144	Hospitality Properties Trust	964,660
59,000	Omega Healthcare Investors, Inc.	1,047,840
86,475	Pennsylvania Real Estate Investment Trust	887,234
		7,042,139

Shares		Value

Common Stocks — (Continued)
Utilities — 6.4%
23,500	Allete, Inc.	$928,485
25,575	IDACORP, Inc.	1,032,718
64,187	NV Energy, Inc.	1,029,559
41,291	Portland General Electric Co.	1,013,281
52,975	TECO Energy, Inc.	983,746
40,625	Vectren Corp.	1,152,937
		6,140,726
Total Common Stocks (Cost $91,598,823)		95,107,712
Total Investments (Cost $91,598,823) — 98.8%		95,107,712
Other Assets in Excess of Liabilities — 1.2%		1,138,691
Net Assets — 100.0%		$96,246,403
(a)	Non-income producing security.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Dreman Market Over-Reaction Fund	October 31, 2011

Schedule of Investments

Shares		Value

Common Stocks — 99.4%
Consumer Discretionary — 5.7%
1,356	Daimler AG (a)	$68,939
6,550	Ford Motor Co. (b)	76,504
2,930	General Motors Co. (b)	75,741
3,656	Lowes Companies, Inc.	76,849
3,662	Nissan Motor Co., Ltd. (c)	68,186
5,216	Staples, Inc.	78,031
		444,250
Consumer Staples — 1.0%
2,364	Archer-Daniels-Midland Co.	68,414
305	Campbell Soup Co.	10,141
		78,555
Energy — 10.2%
896	Apache Corp.	89,268
1,872	BP PLC (c)	82,705
2,982	Chesapeake Energy Corp.	83,854
800	Chevron Corp.	84,040
878	China Petroleum & Chemical Corp. (c)	82,883
585	Eni S.p.A. (c)	25,752
1,226	Lukoil (c)	70,740
4,931	Nexen, Inc.	83,728
655	PetroChina Co., Ltd. (c)	84,895
3,342	Statoil ASA (c)	84,987
471	Total SA (c)	24,633
		797,485
Financials — 23.6%
1,344	ACE, Ltd.	96,970
14,399	Aegon NV (b) (d)	68,827
1,889	Aflac, Inc.	85,175
6,642	Allianz SE (c)	74,390
1,594	American Express Co.	80,688
42	Banco Santander SA (c)	360
3,200	Bank of New York Mellon Corp/The	68,096
2,580	BNP Paribas SA (c)	57,792
1,750	Capital One Financial Corp.	79,905
1,385	Chubb Corp./The	92,864
2,273	Citigroup, Inc.	71,804
2,406	Credit Suisse Group AG (c)	69,702
1,763	DBS Group Holdings, Ltd. (c)	68,281
3,585	Hartford Financial Services Group, Inc./The	69,011
4,618	Itau Unibanco Holding SA (c)	88,296
11	JPMorgan Chase & Co.	382
2,006	Loews Corp.	79,638
5,975	Manulife Financial Corp.	78,930
2,095	MetLife, Inc.	73,660
23	PNC Financial Services Group, Inc.	1,235
1,421	Prudential Financial, Inc.	77,018
10,684	Royal Bank of Scotland Group PLC (b) (c)	82,694
1,072	Shinhan Financial Group Co., Ltd. (c)	85,331
8,424	Societe Generale SA (c)	48,859
1,502	Travelers Cos., Inc./The	87,642
3,112	United Overseas Bank, Ltd. (c)	83,775
3,256	Wells Fargo & Co.	84,363
		1,855,688

Shares		Value

Common Stocks — (Continued)
Health Care — 13.4%
1,974	Aetna, Inc.	$78,486
1,558	Amgen, Inc.	89,227
1,733	AstraZeneca PLC (c)	83,028
1,320	Bayer AG (c)	84,229
1,651	CIGNA Corp.	73,205
2,245	Eli Lilly & Co.	83,424
2,224	Forest Laboratories, Inc. (b)	69,611
1,078	Humana, Inc.	91,511
2,333	Medtronic, Inc.	81,048
2,139	Merck & Co., Inc.	73,796
4,305	Pfizer, Inc.	82,914
2,191	Sanofi-Aventis (c)	78,328
1,163	WellPoint, Inc.	80,131
		1,048,938
Industrials — 4.9%
1,225	General Dynamics Corp.	78,633
1,094	Lockheed Martin Corp.	83,035
232	Mitsui & Co., Ltd. (c)	68,440
1,319	Northrop Grumman Corp.	76,172
1,837	Raytheon Co.	81,177
		387,457
Information Technology — 13.4%
2,300	ASML Holding NV (d)	96,439
3,075	CA, Inc.	66,605
5,416	Cisco Systems, Inc.	100,358
5,127	Dell, Inc. (b)	81,058
1,391	Hitachi, Ltd. (c)	75,225
3,881	Intel Corp.	95,240
718	Kyocera Corp. (c)	63,873
4,802	Marvell Technology Group, Ltd. (b)	67,180
2,435	Microsoft Corp.	64,844
14,797	Nokia Corp. (c)	99,584
3,216	Research In Motion, Ltd. (b)	64,963
2,066	SanDisk Corp. (b)	104,684
1,983	TE Connectivity Ltd.	70,496
		1,050,549
Materials — 5.1%
7,600	Alcoa, Inc.	81,776
4,038	ArcelorMittal (d)	83,708
909	BASF SE (c)	66,675
929	POSCO (c)	79,820
2,157	Teck Resources Ltd., Class B	86,496
		398,475
Real Estate Investment Trusts — 1.0%
3,593	Annaly Capital Management, Inc.	60,542
249	Vornado Realty Trust	20,620
		81,162
Telecommunication Services — 13.9%
3,180	America Movil SA de CV, Series L (c)	80,836
2,714	BT Group PLC (c)	82,071
1,782	China Mobile, Ltd. (c)	84,752

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Dreman Market Over-Reaction Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Telecommunication Services — (Continued)
5,724	Koninklijke (Royal) KPN NV (c)	$74,698
5,468	Mobile Telesystems (c)	78,138
4,138	NTT DoCoMo, Inc. (c)	73,615
1,426	Philippine Long Distance Telephone Co. (c)	79,200
2,060	Rogers Communications, Inc., Class B	74,881
1,223	SK Telecom Co., Ltd. (c)	18,088
1,834	Swisscom AG (c)	73,837
1,232	Telecom Italia S.p.A. (c)	15,314
2,611	Telefonica Brasil SA (c)	75,771
774	Telefonica SA (c)	16,540
1,815	Telenor ASA (c)	96,631
3,019	Tim Participacoes SA (c)	78,615
3,290	Vodafone Group PLC (c)	91,594
		1,094,581
Utilities — 7.2%
2,942	CPFL Energia SA (c)	76,463
1,828	Edison International	74,217
92	Entergy Corp.	6,364
1,964	Exelon Corp.	87,182
1,285	NextEra Energy, Inc.	72,474
3,096	PPL Corp.	90,930

Shares		Value

Common Stocks — (Continued)
Utilities — (Continued)
2,681	Public Service Enterprise Group, Inc.	$90,350
1,326	Sempra Energy	71,246
		569,226
Total Common Stocks (Cost $7,248,429)		7,806,366
Money Market Securities — 0.5%
40,858	Huntington Money Market Fund — Trust Shares, 0.010% (e) (f)	40,858
Total Money Market Securities (Cost $40,858)		40,858
Total Investments (Cost $7,289,287) — 99.9%		7,847,224
Other Assets in Excess of Liabilities — 0.1%		9,930
Net Assets — 100.0%		$7,857,154

(a)	Global Registered Shares.

(b)	Non-income producing security.

(c)	American Depositary Receipt.

(d)	New York Registry.

(e)	Rate disclosed is the seven day yield as of October 31, 2011.

(f)	Investment in an affiliate.

PLC — Public Liability Co.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Dreman Market Over-Reaction Fund	(Continued)

Diversification of Assets

Country	Percentage
Bermuda	0.9%
Brazil	4.1%
Canada	5.0%
China	2.1%
Finland	1.3%
France	2.7%
Germany	3.7%
Hong Kong	1.1%
Italy	0.5%
Japan	4.4%
Luxembourg	1.1%
Mexico	1.0%
Netherlands	3.1%
Norway	2.3%
Philippines	1.0%
Republic of South Korea	2.3%
Russian Federation	1.9%
Singapore	1.9%
Spain	0.2%
Switzerland	4.0%
United Kingdom	5.4%
United States	49.4%
Total	99.4%
Money Market Securities	0.5%
Other Assets in Excess of Liabilities	0.1%
Grand Total	100.0%

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Dreman Contrarian International Value Fund	October 31, 2011

Schedule of Investments

Shares		Value

Common Stocks — 97.3%
Consumer Discretionary — 4.4%
816	Carnival PLC (a)	$29,825
1,646	Tata Motors, Ltd. (a)	33,002
		62,827
Consumer Staples — 5.6%
398	Delhaize Group (a)	26,001
321	Diageo PLC (a)	26,605
797	Unilever PLC (a)	26,819
		79,425
Energy — 20.5%
874	BP PLC (a)	38,613
725	Eni S.p.A. (a)	31,915
500	Ensco PLC (a)	24,830
2,586	Gazprom (a)	30,024
494	Lukoil (a)	28,504
1,347	Nexen, Inc.	22,872
1,023	Petroleo Brasileiro SA (a)	27,631
388	Royal Dutch Shell PLC (a)	27,513
1,145	Statoil ASA (a)	29,117
539	Total SA (a)	28,190
		289,209
Financials — 27.5%
3,062	Allianz SE (a)	34,294
3,404	Banco Bilbao Vizcaya Argentaria, SA (a)	30,772
3,361	Banco Santander SA (a)	28,770
2,658	Barclays PLC (a)	33,252
1,087	Credit Suisse Group AG (a)	31,490
791	Deutsche Bank AG (b)	32,755
632	HSBC Holdings PLC (a)	27,593
3,914	ING Groep N.V. (a) (c)	33,817
786	KB Financial Group, Inc. (a)	30,693
6,626	Nomura Holdings, Inc. (a)	25,245
1,322	Prudential PLC (a)	27,326
4,154	Societe Generale (a)	24,093
4,969	Sumitomo Mitsui Financial Group, Inc. (a)	27,727
		387,827
Health Care — 12.0%
628	AstraZeneca PLC (a)	30,088
488	Bayer AG (a)	31,139
535	Covidien PLC	25,166
774	Sanofi-Aventis (a)	27,671
568	Smith & Nephew PLC (a)	26,049
705	Teva Pharmaceutical Industries, Ltd. (a)	28,799
		168,912
Industrials — 7.3%
1,406	ABB, Ltd. (a) (c)	26,447
1,466	BAE Systems PLC (a)	26,227
1,431	Seaspan Corp.	20,277
283	Siemens AG (a)	29,707
		102,658

Shares		Value

Common Stocks — (Continued)
Materials — 10.9%
296	Agrium, Inc.	$24,358
514	Barrick Gold Corp.	25,443
409	BASF SE (a)	30,000
355	BHP Billiton, Ltd. (a)	27,718
1,566	Minefinders Corp., Ltd. (c)	22,190
1,582	Yamana Gold, Inc.	23,683
		153,392
Telecommunication Services — 9.1%
463	China Mobile, Ltd. (a)	22,020
985	Nippon Telegraph & Telephone Corp. (a)	25,265
1,691	SK Telecom Co., Ltd. (a)	25,010
1,377	Telefonica SA (a)	29,427
948	Vodafone Group PLC (a)	26,392
		128,114
Total Common Stocks (Cost $1,366,276)		1,372,364
Money Market Securities — 1.2%
17,424	Huntington U.S. Treasury Money Market Fund — Trust Shares, 0.000% (d) (e)	17,424
Total Money Market Securities (Cost $17,424)		17,424
Total Investments (Cost $1,383,700) — 98.5%		1,389,788
Other Assets in Excess of Liabilities — 1.5%		21,136
Net Assets — 100.0%		$1,410,924
(a)	American Depositary Receipt.

(b)	Global Registered Shares.

(c)	Non-income producing security.

(d)	Rate disclosed is the seven day yield as of October 31, 2011.

(e)	Investment in affiliate.

PLC — Public Liability Co.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Dreman Contrarian International Value Fund	(Continued)

Diversification of Assets

Country	Percentage
Australia	2.0%
Belgium	1.8%
Brazil	2.0%
Canada	8.4%
France	5.7%
Germany	11.2%
Hong Kong	1.6%
India	2.3%
Ireland	1.8%
Israel	2.0%
Italy	2.3%
Japan	5.5%
Marshall Islands	1.4%
Netherlands	2.4%
Norway	2.1%
Republic of South Korea	3.9%
Russian Federation	4.2%
Spain	6.3%
Switzerland	4.1%
United Kingdom	26.3%
Total	97.3%
Money Market Securities	1.2%
Other Assets in Excess of Liabilities	1.5%
Grand Total	100.0%

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Dreman Contrarian Value Equity Fund	October 31, 2011

Schedule of Investments

Shares		Value

Common Stocks — 96.2%
Consumer Discretionary — 9.9%
481	Best Buy Co., Inc.	$12,617
371	Carnival Corp.	13,063
667	Gap, Inc./The	12,606
863	Staples, Inc.	12,910
214	Whirlpool Corp.	10,873
		62,069
Consumer Staples — 3.7%
421	Altria Group, Inc.	11,599
164	Philip Morris International, Inc.	11,459
		23,058
Energy — 18.7%
204	Anadarko Petroleum Corp.	16,014
129	Apache Corp.	12,852
412	BP PLC (a)	18,202
417	Chesapeake Energy Corp.	11,726
164	ConocoPhillips	11,423
298	Marathon Oil Corp.	7,757
150	Marathon Petroleum Corp.	5,385
861	Nabors Industries, Ltd. (b)	15,782
210	Transocean, Ltd.	12,001
242	Valero Energy Corp.	5,953
		117,095
Financials — 27.5%
441	Allstate Corp./The	11,616
264	Ameriprise Financial, Inc.	12,324
1,617	Bank of America Corp.	11,044
77	BlackRock, Inc.	12,150
410	Citigroup, Inc.	12,952
357	Comerica, Inc.	9,121
1,172	Fifth Third Bancorp	14,076
111	Goldman Sachs Group, Inc./The	12,160
667	Hartford Financial Services Group, Inc./The	12,840
348	JPMorgan Chase & Co.	12,096
361	MetLife, Inc.	12,693
247	PNC Financial Services Group, Inc.	13,266
640	SunTrust Banks, Inc.	12,627
501	Wells Fargo & Co.	12,981
		171,946
Health Care — 7.4%
216	Abbott Laboratories	11,636
615	Pfizer, Inc.	11,845
247	UnitedHealth Group, Inc.	11,854
204	Zimmer Holdings, Inc. (b)	10,737
		46,072
Industrials — 9.5%
198	Alliant Techsystems, Inc.	11,500
738	General Electric Co.	12,332
387	Ingersoll-Rand PLC	12,047
172	L-3 Communications Holdings, Inc.	11,658
598	Pitney Bowes, Inc.	12,187
		59,724

Shares		Value

Common Stocks — (Continued)
Information Technology — 8.3%
814	Cisco Systems, Inc.	$15,083
489	Intel Corp.	12,000
493	Microsoft Corp.	13,129
698	Symantec Corp. (b)	11,873
		52,085
Materials — 5.2%
656	Minefinders Corp., Ltd. (b)	9,296
192	Newmont Mining Corp.	12,831
706	Yamana Gold, Inc.	10,569
		32,696
Real Estate Investment Trust — 2.0%
528	Hospitality Properties Trust	12,688
Utilities — 4.0%
274	Exelon Corp.	12,163
431	PPL Corp.	12,658
		24,821
Total Common Stocks (Cost $567,481)		602,254
Money Market Securities— 0.0%
291	Huntington Money Market Fund — Trust Shares, 0.010% (c) (d)	291
Total Money Market Securities (Cost $291)		291
Total Investments (Cost $567,772) — 96.2%		602,545
Other Assets in Excess of Liabilities — 3.8%		23,698
Net Assets — 100.0%		$626,243
(a)	American Depositary Receipt.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day yield as of October 31, 2011.

(d)	Investment in affiliate.

PLC — Public Liability Co.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Statements of Assets and Liabilities

October 31, 2011

	Dreman High Opportunity Fund	Dreman Contrarian Mid Cap Value Fund	Dreman Contrarian Small Cap Value Fund	Dreman Market Over-Reaction Fund	Dreman Contrarian International Value Fund	Dreman Contrarian Value Equity Fund
Assets:
Investments in securities
At cost—unaffiliated issuers	$102,672,155	$1,183,291	$91,598,823	$7,248,429	$1,366,276	$567,481
At cost—affiliated issuers	—	6,258	—	40,858	17,424	291

At fair value—unaffiliated issuers	$108,229,526	$1,201,946	$95,107,712	$7,806,366	$1,372,364	$602,254
At fair value—affiliated issuers	—	6,258	—	40,858	17,424	291
Dividends receivable	106,507	1,051	109,346	5,694	2,734	583
Receivable for investments sold	743,825	12,845	3,778,097	—	—	1,462
Receivable for fund shares sold	42,889	—	456,186	—	11,350	—
Tax Reclaim receivable	—	—	—	1,525	307	13
Receivable from Advisor(a)	—	16,805	—	8,259	21,433	26,294
Prepaid expenses	19,346	13,865	23,926	13,575	13,344	8,968
Offering costs	—	—	—	—	—	3,269
Total assets	109,142,093	1,252,770	99,475,267	7,876,277	1,438,956	643,134
Liabilities:
Due to custodian	689,041	—	2,973,366	—	—	—
Payable for investments purchased	—	—	83,846	—	12,946	—
Payable for fund shares redeemed	73,191	—	29,483	—	—	—
Payable to administrator	27,669	18	34,106	2,037	46	161
Payable to custodian	7,693	1,150	8,250	977	347	1,864
Payable to Advisor(a)	19,975	—	37,426	—	—	—
Accrued 12b-1 fees	21	84	42,525	8	81	63
Other accrued expenses	18,360	15,636	19,862	16,101	14,612	14,803
Total liabilities	835,950	16,888	3,228,864	19,123	28,032	16,891
Net Assets:	$108,306,143	$1,235,882	$96,246,403	$7,857,154	$1,410,924	$626,243

Net Assets Consist of:
Paid in capital	$101,364,962	$1,660,287	$84,518,165	$7,476,173	$1,376,934	$589,078
Accumulated undistributed net investment income (loss)	88,449	—	635,202	150,691	(1,018)	4,040
Accumulated undistributed net realized gain (loss) on investments	1,295,361	(443,060)	7,584,147	(327,647)	28,920	(1,648)
Net unrealized appreciation on investments	5,557,371	18,655	3,508,889	557,937	6,088	34,773
Net Assets:	$108,306,143	$1,235,882	$96,246,403	$7,857,154	$1,410,924	$626,243

(a)	See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Statements of Assets and Liabilities (Continued)

October 31, 2011

	Dreman High Opportunity Fund	Dreman Contrarian Mid Cap Value Fund	Dreman Contrarian Small Cap Value Fund	Dreman Market Over-Reaction Fund	Dreman Contrarian International Value Fund	Dreman Contrarian Value Equity Fund
Net Assets (unlimited number of shares authorized)
Class A:
Net Assets	$4,343	$67,761	$1,934,767	$8,905	$149,478	$102,785
Shares outstanding	468	6,265	107,050	1,159	12,390	11,213
Net asset value and redemption price per share(a)	$9.29	$10.82	$18.07	$7.69	$12.06	$9.17

Offering price per share (NAV/0.9425)(b)	$9.86	$11.48	$19.17	$8.16	$12.80	$9.73

Class C:
Net Assets	$545	$25,676	N/A	$516	$26,487	$37,021
Shares outstanding	60	2,412	N/A	68	2,198	4,057
Net asset value and offering price per share(a)	$9.16	$10.65	N/A	$7.65	$12.05	$9.13

Minimum redemption price per share (NAV * 0.99)(c)	$9.07	$10.54	N/A	$7.57	$11.93	$9.04

Retail Class:
Net Assets	N/A	N/A	$82,839,704	N/A	N/A	N/A
Shares outstanding	N/A	N/A	4,573,464	N/A	N/A	N/A
Net asset value and offering price per share	N/A	N/A	$18.11	N/A	N/A	N/A

Redemption price per share (NAV * 0.99)(d)	N/A	N/A	$17.93	N/A	N/A	N/A

Institutional Class:(e)
Net Assets	$108,301,255	$1,142,445	$11,471,932	$7,847,733	$1,234,959	$486,437
Shares outstanding	11,795,270	106,021	630,606	1,016,316	102,269	53,050
Net asset value, offering and redemption price per share	$9.18	$10.78	$18.19	$7.72	$12.08	$9.17

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	The Class A shares of each Fund impose a maximum 5.75% sales charge on purchases.
(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.
(d)	A redemption fee of 1.00% is charged on shares held less than 60 days.
(e)	Formerly Retail Class for International Value Fund (See Note 1 in the Notes to the Financial Statements).

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Statements of Operations

For the period ended October 31, 2011

	Dreman High Opportunity Fund	Dreman Contrarian Mid Cap Value Fund	Dreman Contrarian Small Cap Value Fund	Dreman Market Over-Reaction Fund	Dreman Contrarian International Value Fund	Dreman Contrarian Value Equity Fund(a)
Investment Income
Dividend income
(Net of foreign withholding tax of $4,941, $56, $130, $28,452, $2,781 and $-, respectively)	$2,481,429	$24,574	$2,211,187	$269,636	$28,370	$2,223
Interest income from affiliates	47	3	283	4	2	2
Total Income	2,481,476	24,577	2,211,470	269,640	28,372	2,225
Expenses
Investment Advisor fee(b)	680,374	10,263	1,029,783	62,998	8,370	713
12b-1 expense:
Class A(c)	171	324	4,063	29	57	60
Class C(c)	7	184	—	6	50	51
Retail Class(d)	—	—	261,222	—	835	—
Administration expenses(b)	216,756	2,098	260,420	15,314	5,352	13,760
Registration expenses	66,421	14,649	45,960	12,110	5,443	855
Custodian expenses	53,686	6,920	50,067	6,261	13,905	5,888
Legal expenses	38,731	38,997	38,729	38,731	38,731	16,299
Auditing expenses	13,958	13,958	13,957	13,958	13,958	13,500
Trustee fees and expenses	10,569	10,514	10,595	10,518	10,513	6,307
Miscellaneous expenses	5,200	6,364	4,590	6,264	4,482	2,700
Printing expenses	3,014	810	62,994	861	1,243	248
Pricing expenses	2,465	3,940	4,786	5,376	2,922	584
Insurance expenses	379	379	379	379	379	—
24F-2 Fees	123	2	55	14	3	—
Offering costs	—	—	—	—	—	2,914
Other Expenses—overdraft fee	1,443	—	1,741	—	—	—
Total Expenses	1,093,297	109,402	1,789,341	172,819	106,243	63,879
Fees waived and expenses reimbursed by Advisor(b)	(297,512)	(96,808)	(307,826)	(101,391)	(93,548)	(62,780)
Net operating expenses	795,785	12,594	1,481,515	71,428	12,695	1,099
Net Investment Income	1,685,691	11,983	729,955	198,212	15,677	1,126
Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	2,124,874	44,908	13,146,417	(321,982)	30,169	(1,648)
Change in unrealized appreciation (depreciation) on investment securities	(703,462)	(34,503)	(13,668,487)	(190,857)	(34,895)	34,773
Net realized and unrealized gain (loss) on investment securities	1,421,412	10,405	(522,070)	(512,839)	(4,726)	33,125
Net increase (decrease) in net assets resulting from operations	$3,107,103	$22,388	$207,885	$(314,627)	$10,951	$34,251

(a)	Reflects operations for the period from April 25, 2011 (commencement of operations) to October 31, 2011.
(b)	See Note 4 in the Notes to the Financial Statements.
(c)	Class A & C commenced operations on April 25, 2011 for the Dreman Contrarian International Value Fund.
(d)	On April 25, 2011, Retail shares for the International Value Fund changed to Institutional shares. Institutional shares are not charged a 12b-1 fee.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Changes in Net Assets

	Dreman High Opportunity Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$1,685,691	$932,678
Net realized gain (loss) on investment securities	2,124,874	3,289,365
Change in unrealized appreciation (depreciation) on investment securities	(703,462)	2,187,318
Net increase (decrease) in net assets resulting from operations	3,107,103	6,409,361
Distributions:
From net investment income, Class A	(963)	(3)
From net investment income, Class C	(3)	(3)
From net investment income, Retail Class	—	—
From net investment income, Institutional Class	(2,401,878)	(400,258)
From net realized gain, Class A	(109)	—
From net realized gain, Class C	(13)	—
From net realized gain, Institutional Class	(2,463,598)	—
Total distributions	(4,866,564)	(400,264)
Capital Transactions—Class A:(a)
Proceeds from shares sold	259,966	500
Reinvestment of distributions	1,072	3
Amount paid for shares redeemed	(242,538)	—
Proceeds from redemption fees (b)	—	—
Total Class A	18,500	503
Capital Transactions—Class C:(a)
Proceeds from shares sold	350	500
Reinvestment of distributions	16	3
Amount paid for shares redeemed	(350)	—
Total Class C	16	503
Capital Transactions—Retail Class:
Proceeds from shares sold	—	—
Reinvestment of distributions	—	—
Amount paid for shares redeemed	—	—
Proceeds from redemption fees(b)	—	—
Total Retail Class	—	—
Capital Transactions—Institutional Class:
Proceeds from shares sold	41,131,260	57,711,991
Reinvestment of distributions	4,856,851	399,754
Amount paid for shares redeemed	(26,522,489)	(24,405,867)
Total Institutional Class	19,465,622	33,705,878
Net change resulting from capital transactions	19,484,138	33,706,884
Total increase (decrease) in Net Assets	17,724,677	39,715,981
Net Assets:
Beginning of fiscal period	90,581,466	50,865,485
End of fiscal year period	$108,306,143	$90,581,466

Accumulated undistributed net investment income included in net assets at end of period	$88,449	$805,602
(a)	Classes A & C commenced operations on November 20, 2009.
(b)	A redemption fee of 1.00% is charged on shares held less than 60 days.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Dreman Contrarian Mid Cap Value Fund		Dreman Contrarian Small Cap Value Fund		Dreman Market Over-Reaction Fund
Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

$11,983	$12,155	$729,955	$640,535	$198,212	$165,393
44,908	55,655	13,146,417	8,593,264	(321,982)	853,812
(34,503)	85,793	(13,668,487)	8,144,321	(190,857)	66,203
22,388	153,603	207,885	17,378,120	(314,627)	1,085,408

(486)	(14)	(2,665)	(4)	(332)	(8)
(154)	(14)	—	—	(7)	(7)
—	—	(762,272)	(638,277)	—	—
(17,635)	(21,573)	(107,464)	(131,289)	(180,079)	(116,388)
—	—	—	—	(1,335)	—
—	—	—	—	(48)	—
—	—	—	—	(717,034)	—
(18,275)	(21,601)	(872,401)	(769,570)	(898,835)	(116,403)

866,476	39,876	4,643,711	300,194	15,000	500
486	14	2,577	4	1,667	8
(845,043)	—	(2,578,443)	(36,787)	(5,751)	—
—	—	1,833	—	—	—
21,919	39,890	2,069,678	263,411	10,916	508

37,550	500	—	—	—	500
154	14	—	—	55	7
(9,097)	—	—	—	—	—
28,607	514	—	—	55	507

—	—	20,464,019	49,235,958	—	—
—	—	750,899	631,151	—	—
—	—	(44,085,602)	(30,272,680)	—	—
—	—	11,296	9,271	—	—
—	—	(22,859,388)	19,603,700	—	—

354,953	12,504	7,702,150	5,173,965	—	—
17,574	21,526	4,362	42,974	897,113	116,388
(78,078)	(56,520)	(15,377,473)	(4,072,455)	(39,164)	(30)
294,449	(22,490)	(7,670,961)	1,144,484	857,949	116,358
344,975	17,914	(28,460,671)	21,011,595	868,920	117,373
349,088	149,916	(29,125,187)	37,620,145	(344,542)	1,086,378

886,794	736,878	125,371,590	87,751,445	8,201,696	7,115,318
$1,235,882	$886,794	$96,246,403	$125,371,590	$7,857,154	$8,201,696

$—	$6,147	$635,202	$514,648	$150,691	$133,008

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

	Dreman Contrarian International Value Fund		Dreman Contrarian Value Equity Fund(a)
	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2011
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$15,677	$3,463	$1,126
Net realized gain (loss) on investment securities	30,169	12,147	(1,648)
Change in unrealized appreciation (depreciation) on investment securities	(34,895)	31,971	34,773
Net increase in net assets resulting from operations	10,951	47,581	34,251
Distributions:
From net investment income, Class A	(355)	—	—
From net investment income, Class C	(75)	—	—
From net investment income, Institutional Class(c)	(20,121)	(4,470)	—
From net realized gain, Institutional Class(c)	(11,906)	(24,547)	—
Total distributions	(32,457)	(29,017)	—
Capital Transactions—Class A:(b)
Proceeds from shares sold	147,566	—	110,082
Reinvestment of distributions	355	—	—
Amount paid for shares redeemed	—	—	(7,990)
Total Class A	147,921	—	102,092
Capital Transactions—Class C:(b)
Proceeds from shares sold	27,500	—	35,000
Reinvestment of distributions	75	—	—
Amount paid for shares redeemed	—	—	—
Total Class C	27,575	—	35,000
Capital Transactions—Institutional Class:(c)
Proceeds from shares sold	661,953	412,578	454,900
Reinvestment of distributions	30,685	29,017	—
Amount paid for shares redeemed	(53,120)	(4,650)	—
Proceeds from redemption fees(d)	—	10	—
Total Institutional Class	639,518	436,955	454,900
Net change resulting from capital transactions	815,014	436,955	591,992
Total increase in Net Assets	793,508	455,519	626,243
Net Assets:
Beginning of fiscal period	617,416	161,897	—
End of fiscal year period	$1,410,924	$617,416	$626,243

Accumulated undistributed net investment income (loss) included in net assets at end of period	$(1,018)	$3,106	$4,040
(a)	Dreman Contrarian Value Equity Fund commenced operations on April 25, 2011.
(b)	Classes A & C commenced operations on April 25, 2011.
(c)	Formerly Retail Class for International Value Fund (see Note 1 in the Notes to the Financial Statements).
(d)	A redemption fee of 1.00% is charged on shares held less than 60 days.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

Share Transactions

	Dreman High Opportunity Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Share Transactions—Class A:(a)
Shares sold	25,415	58
Shares issued in reinvestment of distributions	110	—	(b)
Shares redeemed	(25,115)	—
Total Class A	410	58
Share Transactions—Class C:(a)
Shares sold	34	58
Shares issued in reinvestment of distributions	2	—	(b)
Shares redeemed	(34)	—
Total Class C	2	58
Share Transactions—Institutional Class:
Shares sold	4,147,194	6,425,620
Shares issued in reinvestment of distributions	500,610	44,916
Shares redeemed	(2,760,084)	(2,739,617)
Total Institutional Class	1,887,720	3,730,919

	Dreman Contrarian Mid Cap Value Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Share Transactions—Class A:(a)
Shares sold	83,381	4,016
Shares issued in reinvestment of distributions	43	1
Shares redeemed	(81,176)	—
Total Class A	2,248	4,017
Share Transactions—Class C:(a)
Shares sold	3,302	53
Shares issued in reinvestment of distributions	14	2
Shares redeemed	(959)	—
Total Class C	2,357	55
Share Transactions—Institutional Class:
Shares sold	31,072	1,211
Shares issued in reinvestment of distributions	1,596	2,242
Shares redeemed	(6,636)	(5,970)
Total Institutional Class	26,032	(2,517)
(a)	Classes A & C commenced operations on November 20, 2009.
(b)	Shares reinvested amounted to less than 0.500 shares.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Statements of Changes in Net Assets (Continued)

Share Transactions (Continued)

	Dreman Contrarian Small Cap Value Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Share Transactions—Class A:(a)
Shares sold	238,326	17,128
Shares issued in reinvestment of distributions	128	— (b)
Shares redeemed	(146,421)	(2,111)
Total Class A	92,033	15,017
Share Transactions—Retail Class:
Shares sold	1,045,325	2,848,526
Shares issued in reinvestment of distributions	37,321	37,105
Shares redeemed	(2,275,284)	(1,765,586)
Total Retail Class	(1,192,638)	1,120,045
Share Transactions—Institutional Class:
Shares sold	385,677	296,585
Shares issued in reinvestment of distributions	216	2,526
Shares redeemed	(804,468)	(239,626)
Total Institutional Class	(418,575)	59,485

	Dreman Market Over-Reaction Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Share Transactions—Class A:(a)
Shares sold	1,636	60
Shares issued in reinvestment of distributions	203	1
Shares redeemed	(741)	—
Total Class A	1,098	61
Share Transactions—Class C:(a)
Shares sold	—	60
Shares issued in reinvestment of distributions	7	1
Total Class C	7	61
Share Transactions—Institutional Class:
Shares issued in reinvestment of distributions	109,005	13,741
Shares redeemed	(4,486)	(3)
Total Institutional Class	104,519	13,738
(a)	Classes A & C commenced operations on November 20, 2009.
(b)	Shares reinvested amounted to less than 0.500 shares.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

	Dreman Contrarian International Value Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Share Transactions—Class A:(a)
Shares sold	12,359	—
Shares issued in reinvestment of distributions	31	—
Total Class A	12,390	—
Share Transactions—Class C:(a)
Shares sold	2,192	—
Shares issued in reinvestment of distributions	6	—
Total Class C	2,198	—
Share Transactions—Institutional Class:(b)
Shares sold	55,478	34,811
Shares issued in reinvestment of distributions	2,400	2,350
Shares redeemed	(4,038)	(380)
Total Institutional Class	53,840	36,781

Dreman Contrarian Value Equity Fund(c)
Period Ended October 31, 2011
Share Transactions—Class A:
Shares sold	12,157
Shares redeemed	(944)
Total Class A	11,213
Share Transactions—Class C:
Shares sold	4,057
Total Class C	4,057
Share Transactions—Institutional Class:
Shares sold	53,050
Total Institutional Class	53,050
(a)	Classes A & C commenced operations on April 25, 2011.
(b)	Formerly Retail Class (See Note 1 in the Notes to the Financial Statements).
(c)	Dreman Contrarian Value Equity Fund commenced operations on April 25, 2011.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Financial Highlights

Dreman Contrarian Funds

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
DREMAN HIGH OPPORTUNITY FUND
Class A Shares
2010(b)	$8.68	0.08		0.41		0.49	(0.05)	—	(0.05)
2011	$9.12	0.13	(e)	0.44		0.57	(0.17)	(0.23)	(0.40)
Class C Shares
2010(b)	$8.68	0.02		0.41		0.43	(0.05)	—	(0.05)
2011	$9.06	0.04		0.33		0.37	(0.04)	(0.23)	(0.27)
Institutional Class
2007	$13.90	0.22		1.09		1.31	(0.18)	(0.70)	(0.88)
2008	$14.34	0.19		(6.30)		(6.11)	(0.23)	(0.67)	(0.90)
2009	$7.33	0.10	(e)	0.90		1.00	(0.09)	—	(0.09)
2010	$8.24	0.11	(e)	0.84		0.95	(0.05)	—	(0.05)
2011	$9.14	0.14		0.34		0.48	(0.21)	(0.23)	(0.44)
DREMAN CONTRARIAN MID CAP VALUE FUND
Class A Shares
2010(b)	$9.37	0.07	(e)	1.35		1.42	(0.26)	—	(0.26)
2011	$10.53	0.13	(e)	0.28		0.41	(0.12)	—	(0.12)
Class C Shares
2010(b)	$9.37	0.04		1.31		1.35	(0.26)	—	(0.26)
2011	$10.46	0.01	(e)	0.30		0.31	(0.12)	—	(0.12)
Institutional Class
2007	$12.97	0.06		1.84		1.90	(0.06)	(0.79)	(0.85)
2008	$14.03	0.12		(5.31	)(j)	(5.19)	(0.08)	(1.56)	(1.64)
2009	$7.22	0.15	(e)	1.68		1.83	(0.12)	—	(0.12)
2010	$8.93	0.14	(e)	1.74		1.88	(0.26)	—	(0.26)
2011	$10.55	0.11	(e)	0.32		0.43	(0.20)	—	(0.20)
(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(c)	Not annualized.
(d)	Annualized.
(e)	Per share amount has been calculated using the average shares method.
(f)	The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(g)	Redemption fees resulted in less than $0.005 per share in each period.
(h)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 0.70%. Prior to that date, the expense cap was 1.30%.
(i)	The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.04% higher and each net investment investment income ratio would have been 0.04% lower.
(j)	Reimbursement of loss on investment violation is reflected. Had this loss not been reimbursed, the Fund’s NAV would have been $0.03 lower and the total return for the year would have been -42.29%
(k)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 1.00%. Prior to that date, the expense cap was 1.40%
(l)	The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.14% higher and each net investment income ratio would have been 0.14% lower.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Paid in capital from redemption fees		Net Asset Value, end of period	Total return(a)		Net Assets, at end of period (000 omitted)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets before waiver & reimbursement by Advisor		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets before waiver & reimbursement by Advisor		Portfolio Turnover Rate

—		$9.12	5.68	%(c)	$1	0.95	%(d)	1.48	%(d)	0.92	%(d)	0.39	%(d)	25.35%
—		$9.29	6.12%		$4	0.95%		1.20%		1.25%		1.00%		9.98%

—		$9.06	4.91	%(c)	$1	1.70	%(d)	2.24	%(d)	0.18	%(d)	(0.36	)%(d)	25.35%
—		$9.16	3.95%		$1	1.70%		2.24%		0.45%		(0.09)%		9.98%

0.01		$14.34	9.81%		$9,381	1.30	%(f)	2.47%		1.56	%(f)	0.39%		24.65%
—	(g)	$7.33	(45.17)%		$4,716	1.30	%(f)	3.19%		1.66	%(f)	(0.24)%		32.62%
—	(g)	$8.24	13.96%		$50,865	0.81	%(h)(i)	1.85%		1.36	%(i)	0.32%		39.48%
—		$9.14	11.59%		$90,580	0.70%		1.19%		1.25%		0.76%		25.35%
—		$9.18	5.09%		$108,301	0.70%		0.96%		1.49%		1.23%		9.98%

—		$10.53	15.45	%(c)	$42	1.25	%(d)	15.34	%(d)	0.79	%(d)	(13.29	)%(d)	45.84%
—		$10.82	3.85%		$68	1.25%		7.21%		1.19%		(4.78)%		126.54%

—		$10.46	14.60	%(c)	$1	2.00	%(d)	16.09	%(d)	0.46	%(d)	(13.63	)%(d)	45.84%
—		$10.65	2.97%		$26	2.00%		10.29%		0.05%		(8.25)%		126.54%

0.01		$14.03	15.37%		$2,605	1.40	%(f)	6.42%		0.46	%(f)	(4.56)%		101.11%
0.02		$7.22	(41.24	)%(j)	$1,279	1.40	%(f)	8.08%		0.97	%(f)	(5.72)%		52.45%
—	(g)	$8.93	25.87%		$737	1.22	%(k)(l)	8.12%		1.96	%(l)	(4.94)%		68.94%
—		$10.55	21.39%		$844	1.00%		14.84%		1.48%		(12.36)%		45.84%
—		$10.78	4.04%		$1,142	1.00%		9.26%		0.98%		(7.27)%		126.54%

Annual Shareholder Report

Financial Highlights (Continued)

Dreman Contrarian Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
DREMAN CONTRARIAN SMALL CAP VALUE FUND
Class A Shares
2010(b)	$16.04	0.10	(g)	2.30	2.40	(0.14)	—	(0.14)
2011	$18.30	0.10		(0.22)	(0.12)	(0.13)	—	(0.13)
Institutional Class
2007(e)	$18.24	—	(f)	0.62	0.62	—	—	—
2008	$18.86	0.07		(5.35)	(5.28)	(0.03)	—	(0.03)
2009	$13.55	0.10	(g)	1.94	2.04	(0.06)	(0.06)	(0.12)
2010	$15.47	0.14		2.93	3.07	(0.14)	—	(0.14)
2011	$18.40	0.31		(0.38)	(0.07)	(0.14)	—	(0.14)
Retail Class
2007	$16.83	0.02		1.99	2.01	(0.04)	—	(0.04)
2008	$18.83	0.03		(5.34)	(5.31)	(0.03)	—	(0.03)
2009	$13.51	0.07		2.12	2.19	(0.06)	(0.06)	(0.12)
2010	$15.59	0.09		2.80	2.89	(0.13)	—	(0.13)
2011	$18.35	0.11		(0.22)	(0.11)	(0.13)	—	(0.13)
DREMAN MARKET OVER-REACTION FUND
Class A Shares
2010(b)	$8.33	0.15		0.63	0.78	(0.13)	—	(0.13)
2011	$8.98	0.19	(g)	(0.49)	(0.30)	(0.20)	(0.79)	(0.99)
Class C Shares
2010(b)	$8.33	0.09		0.62	0.71	(0.12)	—	(0.12)
2011	$8.92	0.11		(0.48)	(0.37)	(0.11)	(0.79)	(0.90)
Institutional Class
2007(m)	$10.00	0.04		0.95	0.99	—	—	—
2008	$10.99	0.10	(g)	(5.11)	(5.01)	(0.07)	(0.25)	(0.32)
2009	$5.66	0.12	(g)	2.21	2.33	(0.07)	—	(0.07)
2010	$7.92	0.18	(g)	1.02	1.20	(0.13)	—	(0.13)
2011	$8.99	0.20		(0.48)	(0.28)	(0.20)	(0.79)	(0.99)
(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(c)	Not annualized.
(d)	Annualized.
(e)	For the period August 22, 2007 (commencement of operations) to October 31, 2007.
(f)	Net investment (loss) resulted in less than $0.005 per share in the period.
(g)	Per share amount has been calculated using the average shares method.
(h)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 1.00%. Prior to that date, the expense cap was 1.25%.
(i)	The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(j)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses (excluding 12b-1 expenses) at 1.00%. Prior to that date, the expense cap was 1.50%.
(k)	Effective June 1, 2009, the Advisor discontinued the voluntary waiver of 12b-1 fees. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.12% higher and each net investment income ratio would have been 0.12% lower.
(l)	Redemption fees resulted in less than $0.005 per share in each period.
(m)	For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(n)	Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 0.85%. Prior to that date, the expense cap was 1.55%.
(o)	The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.03% higher and each net investment income ratio would have been 0.03% lower.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Paid in capital from redemption fees		Net Asset Value, end of period	Total return(a)		Net Assets, at end of period (000 omitted)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets before waiver & reimbursement by Advisor		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets before waiver & reimbursement by Advisor		Portfolio Turnover Rate

—		$18.30	15.00	%(c)	$275	1.25	%(d)	1.59	%(d)	0.62	%(d)	0.28	%(d)	35.75%
0.02		$18.07	(0.60)%		$1,935	1.25%		1.49%		0.46%		0.22%		44.08%

—		$18.86	3.40	%(c)	$756	1.25	%(d)	1.70	%(d)	(0.36	)%(d)	(0.81	)%(d)	83.39%
—		$13.55	(28.05)%		$4,253	1.25%		1.45%		0.50%		0.30%		46.95%
—		$15.47	15.27%		$15,309	1.09	%(h)	2.06%		0.74%		(0.23)%		80.75%
—		$18.40	19.90%		$19,300	1.00%		1.34%		0.79%		0.45%		35.75%
—		$18.19	(0.44)%		$11,472	1.00%		1.26%		0.85%		0.59%		44.08%

0.03		$18.83	12.16%		$41,374	1.50	%(i)	1.77%		0.18	%(i)	(0.09)%		83.39%
0.02		$13.51	(28.14)%		$46,298	1.50	%(i)	1.70%		0.25	%(i)	0.05%		46.95%
0.01		$15.59	16.51%		$72,442	1.38	%(k)	2.18%		0.54	%(k)	(0.26)%		80.75%
—	(l)	$18.35	18.61%		$105,796	1.25%		1.58%		0.53%		0.20%		35.75%
—	(l)	$18.11	(0.66)%		$82,840	1.25%		1.51%		0.57%		0.32%		44.08%

—		$8.98	9.43	%(c)	$1	1.10	%(d)	2.77	%(d)	1.92	%(d)	0.25	%(d)	146.67%
—		$7.69	(4.12)%		$9	1.10%		2.28%		2.32%		1.14%		100.41%

—		$8.92	8.63	%(c)	$1	1.85	%(d)	3.49	%(d)	1.15	%(d)	(0.49	)%(d)	146.67%
—		$7.65	(4.88)%		$1	1.85%		3.14%		1.38%		0.10%		100.41%

—	(l)	$10.99	9.90	%(c)	$796	1.55	%(d)(i)	21.91	%(d)	0.82	%(d)(i)	(19.54	)%(d)	77.29%
—		$5.66	(46.85)%		$663	1.55	%(i)	19.83%		1.10	%(i)	(17.18)%		118.25%
—		$7.92	41.67%		$7,115	0.93	%(n)(o)	4.16%		1.67	%(o)	(1.56)%		103.93%
—		$8.99	15.25%		$8,201	0.85%		2.44%		2.17%		0.58%		146.67%
—		$7.72	(3.86)%		$7,848	0.85%		2.06%		2.36%		1.15%		100.41%

Annual Shareholder Report

Financial Highlights (Continued)

Dreman Contrarian Funds (Continued)

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income		Net realized and unrealized gain (loss) on investments		Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Total distributions
Dreman Contrarian International Value Fund
Class A Shares
2011(b)	$14.16	0.13		(2.08)		(1.95)	(0.15)	—	(0.15)
Class C Shares
2011(b)	$14.16	0.10		(2.09)		(1.99)	(0.12)	—	(0.12)
Institutional Class(e)
2008(f)	$10.00	—	(g)	(1.15)		(1.15)	—	—	—
2009	$8.85	0.23	(i)	4.82		5.05	—	—	—
2010	$13.90	0.13	(i)	1.14		1.27	(0.37)	(2.05)	(2.42)
2011	$12.75	0.26		(0.36)		(0.10)	(0.34)	(0.23)	(0.57)
Dreman Contrarian Value Equity Fund
Class A Shares
2011(b)	$10.00	0.02		(0.85	)(k)	(0.83)	—	—	—
Class C Shares
2011(b)	$10.00	—	(g)	(0.87	)(k)	(0.87)	—	—	—
Institutional Class
2011(b)	$10.00	0.02		(0.85	)(k)	(0.83)	—	—	—

(a)	Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	For the period April 25, 2011 (commencement of operations) to October 31, 2011.
(c)	Not annualized.
(d)	Annualized.
(e)	Formerly Retail Class, prior to April 25, 2011 (See Note 1 in the Notes to the financial statements).
(f)	For the period October 15, 2008 (commencement of operations) to October 31, 2008.
(g)	Net investment income amounted to less than $0.005 per share.
(h)	The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(i)	Per share amount has been calculated using the average shares method.
(j)	Effective April 25, 2011, the Advisor agreed to waive fees to maintain the Fund expenses at 1.40%. Prior to that date, the expense cap was 1.65% (included Retail Class 12b-1 fee).
(k)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

See accompanying notes which are an integral part of these Financial Statements.

Annual Shareholder Report

Paid in capital from redemption fees	Net Asset Value, end of period	Total return(a)		Net Assets, at end of period (000 omitted)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets before waiver & reimbursement by Advisor		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets before waiver & reimbursement by Advisor		Portfolio Turnover Rate

—	$12.06	(13.78	)%(c)	$149	1.65	%(d)	16.26	%(d)	0.47	%(d)	(14.14	)%(d)	40.03%

—	$12.05	(14.10	)%(c)	$26	2.40	%(d)	15.00	%(d)	0.43	%(d)	(12.17	)%(d)	40.03%

—	$8.85	(11.50	)%(c)	$88	1.40	%(d)(h)	268.58	%(d)	(0.27	)%(d)(h)	(267.45	)%(d)	5.54%
—	$13.90	57.06%		$162	1.40	%(h)	69.84%		2.16	%(h)	(66.28)%		229.54%
—	$12.75	9.73%		$617	1.61%		23.01%		1.05%		(20.35)%		32.94%
—	$12.08	(0.97)%		$1,235	1.50	%(j)	12.54%		1.92%		(9.12)%		40.03%

—	$9.17	(8.30	)%(c)	$103	1.20	%(d)	58.68	%(d)	1.10	%(d)	(56.38	)%(d)	25.85	%(c)

—	$9.13	(8.70	)%(c)	$37	1.95	%(d)	68.60	%(d)	0.20	%(d)	(66.45	)%(d)	25.85	%(c)

—	$9.17	(8.30	)%(c)	$486	0.95	%(d)	62.14	%(d)	1.15	%(d)	(60.04	)%(d)	25.85	%(c)

Annual Shareholder Report

Notes to Financial Statements

October 31, 2011

Note 1. Organization

Dreman High Opportunity Fund (“High Opportunity Fund”), Dreman Contrarian Mid Cap Value Fund (“Mid Cap Value Fund”), Dreman Contrarian Small Cap Value Fund (“Small Cap Value Fund”), Dreman Market Over-Reaction Fund (“Market Over-Reaction Fund”), Dreman Contrarian International Value Fund (“International Value Fund”), and the Dreman Contrarian Value Equity Fund (“Value Equity Fund”) (each a “Fund” and, collectively the “Funds”) were each organized as a diversified series of Dreman Contrarian Funds (the “Trust”). The Trust was organized as a Delaware statutory trust on July 31, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and commonly known as a “mutual fund.” The Funds, with the exception of the International Value Fund and the Value Equity Fund, were previously organized as diversified series of Unified Series Trust (the “Predecessor Funds”). The High Opportunity Fund changed its name from the Dreman Contrarian Large Cap Value Fund effective March 1, 2010. On January 22, 2008, each Predecessor Fund was reorganized in a tax-free transaction as a new portfolio of the Trust. The investment objective of each the High Opportunity Fund and Market Over-Reaction Fund is total return. The investment objective of each of the Mid Cap Value Fund, Small Cap Value Fund, International Value Fund, and the Value Equity is long-term capital appreciation. The investment advisor to each Fund is Dreman Value Management, LLC (the “Advisor”). The High Opportunity Fund commenced operations on November 4, 2003. The Mid Cap Value Fund and the Small Cap Value Fund each commenced operations on December 31, 2003. The Market Over-Reaction Fund commenced operations on April 3, 2007. The International Value Fund commenced operations on October 15, 2008. The Value Equity Fund commenced operations on April 25, 2011.

Each of the High Opportunity Fund, the Mid Cap Fund, the Over-Reaction Fund, the International Value Fund, and the Value Equity Fund offers Class A shares, Class C shares, and Institutional Class shares. On April 25, 2011, the Retail Class shares for the International Value Fund changed to Institutional Class shares. Classes A and C of the International Value Fund commenced operations on April 25, 2011. The Small Cap Fund offers Class A shares, Retail Class shares, and Institutional Class shares. Class A shares are offered with a front-end sales charge, while Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year. The Retail Class shares impose a 1% redemption fee on all shares redeemed within 60 days of purchase.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation—All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes—The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of the fiscal year ended October 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. All Funds are subject to examination by U.S. federal tax authorities for the tax years of 2008, 2009, and 2010, or for tax positions expected to be taken in the Funds’ 2011 tax returns.

Expenses—Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board). Class specific expenses are assigned to each specific class of the respective fund.

Security Transactions and Related Income—The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Annual Shareholder Report

Dividends and Distributions—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute substantially all of their net investment income on at least an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the fiscal year ended October 31, 2011, the following reclassifications were made:

Fund	Amount	Reclassified from:	Reclassified to:
Mid Cap Value Fund	$145	Paid in Capital	Net Investment Income
	136	Paid in Capital	Net Realized Loss
Small Cap Value Fund	263,000	Net Realized Gain	Net Investment Income
	444	Net Realized Gain	Paid in Capital
Market Over-Reaction Fund	111	Net Investment Income	Net Realized Loss
International Value Fund	750	Net Realized Gain	Net Investment Income
Value Equity Fund	2,914	Paid in Capital	Net Investment Income

New Accounting Pronouncements—In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Note	3. Securities Valuation And Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1—quoted prices in active markets for identical securities
•

Level 2—other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based, on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, American Depositary Receipts (ADRs), Global Registered securities, New York Registry securities, exchanged-traded funds and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

Annual Shareholder Report

Notes to Financial Statements (Continued)

Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board of Trustees (the “Board”). These securities are categorized as Level 3 securities. The escrow rights owned by the Mid Cap Value Fund were valued with considerations that no market exists for the rights and any future payments are not expected.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities are categorized as Level 1 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities are classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2011, while the breakdown by category, of common stocks is disclosed in the Schedule of Investments for each Fund.

Fund Name	LEVEL 1— Quoted Prices	LEVEL 2—Other Significant Observable Inputs	LEVEL 3— Significant Unobservable Inputs	Total
High Opportunity Fund
Common Stocks*	$108,036,055	$—	$—	$108,036,055
Exchange Traded Funds	193,471	—	—	193,471

Total	108,229,526	—	—	108,229,526

Mid Cap Value Fund
Common Stocks*	1,201,946	—	—	1,201,946
Escrow Rights	—	—	—	—
Money Market Securities	6,258	—	—	6,258

Total	1,208,204	—	—	1,208,204

Small Cap Value Fund
Common Stocks*	95,107,712	—	—	95,107,712

Total	95,107,712	—	—	95,107,712

Market Over Reaction Fund
Common Stocks*	7,806,366	—	—	7,806,366
Money Market Securities	40,858	—	—	40,858

Total	7,847,224	—	—	7,847,224

International Value Fund
Common Stocks*	1,372,364	—	—	1,372,364
Money Market Securities	17,424	—	—	17,424

Total	1,389,788	—	—	1,389,788

Annual Shareholder Report

Fund Name	LEVEL 1— Quoted Prices	LEVEL 2—Other Significant Observable Inputs	LEVEL 3— Significant Unobservable Inputs	Total
Value Equity Fund
Common Stocks*	$602,254	$—	$—	$602,254
Money Market Securities	291	—	—	291

Total	602,545	—	—	602,545

*	Refer to the Schedule of Investments for industry classifications

The Funds did not hold any investments at any time during the reporting period in which other significant observable inputs (Level 2) were used in determining fair value. The High Opportunity, Small Cap Value, Market Over-Reaction, International Value, and the Value Equity Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Mid Cap Value Fund held escrow rights, which were valued at $0.00 for the fiscal year ended October 31, 2011 and for the fiscal year ended October 31, 2010. There were no transactions, income, or changes in valuation for this security during the fiscal year ended October 31, 2011.

The Trust recognizes significant transfers between fair value hierarchy levels during the reporting period. There were no significant transfers between all levels as of October 31, 2011.

Note	4. Fees and Other Transactions with Affiliates

Under the terms of the management agreement between the Trust and the Advisor (collectively, the “Agreements”) for each Fund, the Advisor manages each Fund’s investments. As compensation for its management services, a Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of the average daily net assets of the Funds. The Advisor has contractually agreed to waive its fee and reimburse each Fund’s expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest expenses and dividends on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of other mutual funds in which the Funds may invest) do not exceed a specified percentage of the average daily net assets of each Fund through February 28, 2012. Please see the chart and paragraph for information regarding the management fees, fee waivers, and expenses reimbursed by each Fund for the fiscal year ended October 31, 2011 and the amounts owed to the Funds by the Advisor or the amounts owed to the Advisor by the Funds.

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund	Value Equity Fund
Management fee (as a percent of average net assets)	0.60%	0.85%	0.85%	0.75%	1.00%	0.70%
Expense limitation (as a percent of average net assets)—Class A	0.70%	1.00%	1.00%	0.85%	1.40%	0.95%
Expense limitation (as a percent of average net assets)—Class C	0.70%	1.00%	—	0.85%	1.40%	0.95%
Expense limitation (as a percent of average net assets)—Institutional Class	0.70%	1.00%	1.00%	0.85%	1.40%	0.95%
Expense limitation (as a percent of average net assets)—Retail Class	—	—	1.00%	—	—	—
Management fees earned	$680,374	$10,263	$1,029,783	$62,998	$8,370	$713
Fees waived and expenses reimbursed	$297,512	$96,808	$307,826	$101,391	$93,548	$62,780
Owed to the Fund by the Advisor	$—	$16,805	$—	$8,259	$21,433	$26,294
Owed to the Advisor by the Fund	$19,975	$—	$37,426	$—	$—	$—

A Trustee of the Trust and an officer of the Trust are owners and officers of the Advisor.

Annual Shareholder Report

Notes to Financial Statements (Continued)

Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation then in place or at the limitation in place at the time of the waiver. At October 31, 2011, the amounts subject to recoupment are as follows:

Fund	Amount	Recoverable through October 31,
High Opportunity Fund	$204,530	2012
	367,168	2013
	297,512	2014
Mid Cap Value Fund	79,444	2012
	115,173	2013
	96,808	2014
Small Cap Value Fund	531,369	2012
	374,325	2013
	307,826	2014
Market Over-Reaction Fund	97,244	2012
	121,424	2013
	101,391	2014
International Value Fund	71,843	2012
	70,650	2013
	93,548	2014
Value Equity Fund	62,780	2014

For the fiscal year ended October 31, 2011, prior year waivers that were permanently waived and can no longer be recouped by the Advisor were $120,764 for the High Opportunity Fund, $135,425 Mid Cap Value Fund, $6,610 for the Small Cap Value Fund, $135,507 for the Market Over-Reaction Fund, and $10,695 for the International Value Fund.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage each Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. The Trust also retains HASI to act as each Fund’s transfer agent and to provide each Fund with fund accounting services. For the fiscal year ended October 31, 2011, fees for administrative services and the amounts due to HASI at October 31, 2011 were as follows:

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund	Value Equity Fund
Administration expenses	$216,756	$2,098	$260,420	$15,314	$5,352	$13,760
Payable to HASI	$27,669	$18	$34,106	$2,037	$46	$161

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2011, the Custodian earned fees for custody services and was owed for those services at October 31, 2011:

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund	Value Equity Fund
Custodian expenses	$53,686	$6,920	$50,067	$6,261	$13,905	$5,888
Payable to Custodian	$7,693	$1,150	$8,250	$977	$347	$1,864

The Funds retain Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Funds’ shares. There were no payments made by the Funds to the Distributor during the fiscal year ended October 31, 2011. The Distributor, HASI and the Custodian are controlled by Huntington Bancshares, Inc.

The Funds have each adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that the Funds will pay the Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to: 0.25% of the average daily net assets of the Class A shares of the High Opportunity, Mid Cap Value, Small Cap Value, Market Over-Reaction Fund, International Value Fund and the Value Equity Funds; 1.00% (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing Class C shareholders) of the average daily net assets of the Class C shares of the High Opportunity, Mid Cap Value, and Market Over-Reaction, International Value, and Value Equity Funds; and 0.25% of the average daily net assets of the Retail Class shares of the Small Cap Value Fund, in connection with the promotion and distribution of shares or the provision of

Annual Shareholder Report

personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Funds and/or their Advisor may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of the Funds shares, for which the Funds pay the Advisor the 12b-1 fee described above.

For the fiscal year ended October 31, 2011, the Funds accrued the following 12b-1 fees:

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund	Value Equity Fund
12b-1 fees earned—Class A	$171	$324	$4,063	$29	$57	$60
12b-1 fees earned—Class C	$7	$184	$—	$6	$50	$51
12b-1 fees earned—Retail Class	$—	$—	$261,222	$—	$835	$—
12b-1 fees payable by Fund	$21	$84	$42,525	$8	$81	$63

For the year ended October 31, 2011, the Distributor received the following CDSC fees earned on the sales of Class C shares.

High Opportunity Fund	$3
Mid Cap Value Fund	$90

The High Opportunity, Mid Cap Value, Small Cap Value, Market Over-Reaction, and Value Equity Funds invest in shares of the Huntington Money Market Fund—Trust shares and the International Value Fund invests in shares of the Huntington U.S. Treasury Money Market Fund—Trust shares. An officer of the Trust is also an officer of the Huntington Funds, the series of Funds these money market funds belong to. For the fiscal year ended October 31, 2011, the investments in affiliates were:

Fund	10/31/10 Fair Value	Purchases	Sales	10/31/2011 Fair Value	Income
High Opportunity Fund	$896,660	$12,382,284	$(13,278,944)	$—	$47
Mid Cap Value Fund	18,879	1,379,673	(1,392,294)	$6,258	3
Small Cap Value Fund	4,060,777	37,136,035	(41,196,812)	$—	283
Market Over-Reaction Fund	25,021	376,007	(360,170)	$40,858	4
International Value Fund	19,939	856,434	(858,949)	$17,424	2
Value Equity Fund	—	497,847	(497,556)	$291	2

Note 5. Investments Transactions

For the fiscal year ended October 31, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Fund	Purchases	Sales
High Opportunity Fund	$27,833,203	$11,266,354
Mid Cap Value Fund	1,781,695	1,464,691
Small Cap Value Fund	51,958,032	77,324,744
Market Over-Reaction Fund	8,540,266	8,407,892
International Value Fund	1,104,588	338,354
Value Equity Fund	623,564	54,435

Note 6. Related Party Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. For the fiscal year ended October 31, 2011, the following owned the Funds:

Fund	% of Fund	Owned by
High Opportunity Fund—Class A	87.09%	Charles Schwab & Co.**
High Opportunity Fund—Class C	100.00%	Dreman Value Management, LLC*
High Opportunity Fund—Institutional Class	90.25%	MFD Streetside Location**
Mid Cap Value Fund—Class A	41.45%	E Trade Clearing LLC**
Mid Cap Value Fund—Class C	68.89%	Raymond James & Associates, Inc**
Mid Cap Value Fund—Institutional Class	36.79%	ES Corporation
Small Cap Value Fund—Class A	46.68%	UBS Financial Services, Inc.**
Small Cap Value Fund—Retail Class	36.78%	National Financial Services Co.**

Annual Shareholder Report

Notes to Financial Statements (Continued)

Fund	% of Fund	Owned by
Small Cap Value Fund—Retail Class	29.63%	Charles Schwab & Co.**
Market Over-Reaction Fund—Class A	94.11%	Charles Schwab & Co.**
Market Over-Reaction Fund—Class C	100.00%	Dreman Value Management, LLC*
Market Over-Reaction Fund—Institutional Class	64.70%	The Dreman Family 1988 Trust
International Value Fund—Class C	37.90%	Raymond James & Associates, Inc**
Value Equity Fund—Class A	25.05%	E Trade Clearing LLC**
Value Equity Fund—Class C	72.93%	LPL Financial**
Value Equity Fund—Institutional Class	35.95%	E Trade Clearing LLC**
Value Equity Fund—Institutional Class	27.06%	TD Ameritrade Inc**

*	David Dreman is the President of the Advisor and all companies are considered related parties to the Advisor
**	Shares held for the benefit of their customers

As a result of the beneficial ownership described above, the Advisor may be deemed to control the High Opportunity Fund—C shares; MFD Streetside Location may be deemed to control the High Opportunity Fund—Institutional Class shares; E Trade Clearing LLC may be deemed to control the Mid Cap Value Fund—Class A shares; Raymond James & Associates, Inc., may be deemed to control the Mid Cap Value Fund—Class C shares; ES Corporation, an affiliate of the Advisor, may be deemed to control the Mid Cap Value Fund—Institutional Class shares; UBS Financial Services, Inc. may be deemed to control the Small Cap Value Fund—Class A; National Financial Services Co. and Charles Schwab & Co. may be deemed to control the Small Cap Value Fund—Retail Class shares; Charles Schwab & Co., may be deemed to control the Market Over-Reaction Fund—Class A; the Advisor may be deemed to control the Market Over-Reaction Fund—Class C and the Institutional Class shares; Raymond James & Associates, Inc., may be deemed to control the International Value Fund—Class C; E Trade Clearing LLC may be deemed to control the Value Equity—Class A and Institutional Class shares; LPL Financial may be deemed to control the Value Equity Fund—Class C; E Trade Clearing LLC and TD Ameritrade, Inc. may be deemed to control the Value Equity Fund—Institutional Class.

Note 7. Distributions to Shareholders

On December 28, 2011, the Funds paid distributions to shareholders of record on December 27, 2011.

Fund	Distribution Type	Per Share	Total Distribution
High Opportunity Fund—Class A	Short-term capital gain	$0.0036	$—	(a)
	Long-term capital gain	$0.1884	$12
High Opportunity Fund—Class C	Short-term capital gain	$0.0036	$—	(a)
	Long-term capital gain	$0.1884	$11
High Opportunity Fund—Institutional Class	Ordinary income	$0.0362	$416,957
	Short-term capital gain	$0.0036	$41,465
	Long-term capital gain	$0.1884	$2,170,019
Mid Cap Value Fund—Class A	Ordinary income	$0.0367	$230
Mid Cap Value Fund—Class C	Ordinary income	$0.0202	$52
Mid Cap Value Fund—Institutional Class	Ordinary income	$0.0404	$4,247
Small Cap Value Fund—Class A	Ordinary income	$0.1862	$19,924
	Long-term capital gain	$1.6576	$177,364
Small Cap Value Fund—Retail Class	Ordinary income	$0.1738	$765,060
	Long-term capital gain	$1.6576	$7,296,680
Small Cap Value Fund—Institutional Class	Ordinary income	$0.2302	$138,048
	Long-term capital gain	$1.6576	$994,040
Market Over-Reaction Fund—Class A	Ordinary income	$0.1680	$813
Market Over-Reaction Fund—Class C	Ordinary income	$0.1685	$844
Market Over-Reaction Fund—Institutional Class	Ordinary income	$0.1760	$183,341
International Value Fund—Class A	Ordinary income	$0.0145	$217
	Short-term capital gain	$0.0898	$1,347
	Long-term capital gain	$0.1818	$2,727
International Value Fund—Class C	Short-term capital gain	$0.0898	$233
	Long-term capital gain	$0.1818	$472
International Value Fund—Institutional Class	Ordinary income	$0.0206	$2,114
	Short-term capital gain	$0.0898	$9,214
	Long-term capital gain	$0.1818	$18,653
Value Equity Fund—Class A	Ordinary income	$0.0858	$1,318
	Short-term capital gain	$0.0028	$43
Value Equity Fund—Class C	Ordinary income	$0.0659	$267
	Short-term capital gain	$0.0028	$11
Value Equity Fund—Institutional Class	Ordinary income	$0.0933	$4,950
	Short-term capital gain	$0.0028	$149

(a)	Rounds to less than $1.

Annual Shareholder Report

Note 8. Federal Income Taxes

As of October 31, 2011, the tax cost of securities and the breakdown of unrealized appreciation for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
High Opportunity Fund	$103,586,207	$13,576,652	$(8,933,333)	$4,643,319
Mid Cap Value Fund	1,194,222	65,182	(51,200)	13,982
Small Cap Value Fund	92,569,579	13,826,072	(11,287,939)	2,538,133
Market Over-Reaction Fund	7,290,166	760,584	(203,526)	557,058
International Value Fund	1,387,815	96,014	(94,041)	1,973
Value Equity Fund	569,623	50,287	(17,365)	32,922

*	At October 31, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and income from certain investments.

As of October 31, 2011, the Funds most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
High Opportunity Fund	$129,319	$2,168,543	$—	$4,643,319	$6,941,181
Mid Cap Value Fund	—	—	(438,387)	13,982	(424,405)
Small Cap Value Fund	739,734	8,450,371	—	2,538,133	11,728,238
Market Over-Reaction Fund	150,691	—	(326,768)	557,058	380,981
International Value Fund	10,127	21,890	—	1,973	33,990
Value Equity Fund	4,243	—	—	32,922	37,165

*	The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and income from certain investments.

At October 31, 2011, the following Funds had available for federal tax purposes unused capital loss carryforwards, which are available for offsets against future taxable net capital gains, as follows:

Fund	Amount	Expires
Mid Cap Value Fund	$44,764	2016
Mid Cap Value Fund	$393,623	2017
Market Over-Reaction Fund	$326,768	2019

The Mid Cap Value Fund and the Small Cap Value Fund utilized loss carryforwards of $44,901 and $3,661,088, respectively, during the fiscal year ended October 31, 2011.

To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

Capital losses generated during the fiscal year ending October 31, 2011 will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. Effective for taxable years beginning after the enactment date of the Act, if capital losses are not reduced by capital gains during the fiscal year, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Capital loss carryforwards generated in future years must be fully utilized before those capital loss carryforwards listed with noted expiration dates in the table to the left.

The tax character of distributions paid during the fiscal year ended October 31, 2011, was as follows:

	Distributions Paid From		Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
Fund	Ordinary Income	Net Long Term Capital Gains
High Opportunity Fund	$3,218,820	$1,647,744	$4,866,564	$—	$4,866,564
Mid Cap Value Fund	17,995	—	17,995	280	18,275
Small Cap Value Fund	872,401	—	872,401	—	872,401
Market Over-Reaction Fund	836,082	62,753	898,835	—	898,835
International Value Fund*	32,126	3,112	35,238	—	35,238

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to $2,781 of allowable foreign tax credits, which have been passed through to the Fund’s underlying shareholders.

Annual Shareholder Report

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal year ended October 31, 2010, was as follows:

	Distributions Paid From *
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions
High Opportunity Fund	$400,264	$—	$400,264
Mid Cap Value Fund	21,601	—	21,601
Small Cap Value Fund	769,570	—	769,570
Market Over-Reaction Fund	116,403	—	116,403
International Value Fund	29,017	—	29,017

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Trustees Dreman Contrarian Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Dreman Contrarian Funds, comprising the Dreman High Opportunity Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Market Over-Reaction Fund, Dreman Contrarian International Value Fund and Dreman Contrarian Value Equity Fund (the “Funds”) as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended for the Dreman High Opportunity Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Market Over-Reaction Fund, and the Dreman Contrarian International Value Fund, and the related statements of operations and changes in net assets and the financial highlights for the period of April 25, 2011 (commencement of operations) through October 31, 2011, for the Dreman Contrarian Value Equity Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the Funds’ custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Dreman Contrarian Funds as of October 31, 2011, the results of their operations for the year and period then ended, and the changes in their net assets and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 30, 2011

Annual Shareholder Report

Supplemental Information (Unaudited)

Trustees and Officers

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Name, Address and Age	Term of Office and Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Brian R. Bruce c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 55)	Since 2007	Trustee	Professor, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007).	6	Trustee, CM Advisers Family of Funds, a registered open-end management investment company, consisting of two portfolios (May 2003 to Present).
Robert B. Grossman, MD c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 63)	Since 2007	Trustee	Orthopedic Surgeon in Private Practice.	6	None.
Robert A. Miller, Ph.D. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 67)	Since 2007	Chairman of the Board of Trustees	Independent Consultant with the Registry of College and University Presidents (2006 to present); Interim Senior Vice President and Provost of Roger Williams University (October 2006 to June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 to July 2005).	6	Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).
E. Clifton Hoover, Jr. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 53)	Since September 2008	Trustee	Chief Investment Officer and Managing Director of Dreman Value Management, LLC (2006 to Present); Secretary of the Trust (2007 to March 2011); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997 to 2006).	6	N/A
David N. Dreman c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 74)	Since 2007	Trustee Ex-Officio[1]	Chairman and Founder of Dreman Value Management, LLC and its predecessors (1977 to Present).	N/A	N/A
R. Jeffrey Young c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 46)	Since March 2011	President and Chief Executive Officer	Senior Vice President of Huntington Asset Services, Inc. (January 2010 to Present); Trustee of Valued Advisers Trust (August 2008 to January 2010 and June 2010 to Present); Chief Executive Officer of Huntington Funds (February 2010 to Present); Chief Executive Officer of The Huntington Strategy Shares (November 2010 to Present); Managing Director and Chief Operating Officer of Professional Planning Consultants (2007 to 2010); Co-Founder of Kinwood Group, LLC (July 2007 to March 2008); President and Chief Executive Officer of The Coventry Group (2000 to 2007); President and Chief Executive Officer of the STI Classic Funds (2004 to 2007); Senior Vice President of BISYS Fund Services/The Winsbury Company (October 1993 to June 2007).	N/A	N/A

Annual Shareholder Report

The following table provides information regarding each of the Interested Trustees and Officers of the Trust.

Name, Address and Age	Term of Office and Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers
Yvonne I. Pytlik, CPA c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 49)	Since June 2010	Chief Compliance Officer	Chief Compliance Officer, Dreman Value Management, LLC (March 2010 to Present); Chief Compliance Officer for Dreman Contrarian Funds (June 2010 to Present), Managing Partner, Chair of Advisory Board at Global Compliance Risk Management Corp. (2008 to Present); Director and Deputy Head of Global Compliance Division, Deutsche Bank (2007 to 2008); Director of Compliance and Head of CCO Oversight/Asset Management Division, Deutsche Bank (2004 to 2007); Vice President of Investment Management Compliance and Vice President of Risk Management and Corporate Audit, Deutsche Bank (2000 to 2004).	N/A	N/A
Robert W. Silva c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 45)	Since March 2011	Treasurer and Chief Financial Officer	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of The Huntington Strategy Shares (November 2010 to Present); Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010; Assistant Vice President of Citizens Advisers, Inc. from May 2002 to August 2007.	N/A	N/A
John C. Swhear c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 50)	Since 2007	Anti-Money Laundering Compliance Officer	Vice President, Legal Administration and Compliance at Huntington Asset Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Senior Vice President of Unified Series Trust (May 2007 to Present); Chief Compliance Officer, AML Officer, and Vice President of Valued Advisers Trust (August 2008 to Present); Secretary, Huntington Funds (April 2010 to Present); Previously, Vice President and Acting Chief Executive Officer of the Trust (2007 to March 2010) and President and Chief Executive Officer of the Trust (March 2010 to March 2011); Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).	N/A	N/A

Annual Shareholder Report

Supplemental Information (Unaudited) (Continued)

Name, Address and Age	Term of Office and Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Tara Pierson c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 36)	Since December 2011	Secretary	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.	N/A	N/A

[1]

Mr. Dreman serves as a Trustee Ex-Officio of the Trust. “Trustee Ex-Officio” means a person serving as a trustee who has been duly elected or appointed as a trustee who is not granted the power to vote on matters that come before the trustees except under extraordinary circumstances, but who is otherwise entitled to attend and participate in the consideration of matters that come before the trustees. A Trustee Ex-Officio shall receive notice of each meeting of the Board of Trustees, shall have the right to attend and participate in the deliberations of the trustees, and shall have the same rights and privileges as each other trustee. Except as described below, a Trustee Ex-Officio shall not be included in any calculation of the presence of a quorum of the Board of Trustees or to determine the required vote needed to approve any matter, shall not have the power to vote or consent to the conduct of the business of the Trust as conducted by the trustees, and shall be an “interested person” of the Trust, as that term is defined in the 1940 Act. At any time when there is only one trustee serving on the Board of Trustees who is an affiliated person of the Advisor, if such affiliated trustee becomes incapacitated or is otherwise unable to fulfill the duties of his or her office, and if there is then a Trustee Ex-Officio who is an affiliated person of the Advisor serving on the Board of Trustees, then such Trustee Ex-Officio (or the most senior of such affiliated Trustees Ex-Officio) will be come a trustee with full voting rights until such time as: the original trustee reassumes his or her duties, a successor is elected or appointed as provided in the Declaration of Trust, or the interim trustee otherwise declines or resigns from such temporary position. A Trustee Ex-Officio shall not hold the right to vote under this provision for a period of more than four consecutive months.

AVAILABILITY OF PORTFOLIO SCHEDULES

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the recent twelve month period ended June 30 are available without charge upon request by (1) calling the Funds at (800) 247-1014 or (2) from Fund documents filed with the Commission on the Commission’s website at www.sec.gov.

Annual Shareholder Report

Dreman Contrarian Funds

Annual Report

October 31, 2011

TRUSTEES

Brian R. Bruce

Robert B. Grossman

Robert A. Miller

INTERESTED TRUSTEES AND OFFICERS

Clifton Hoover, Jr., Trustee and Secretary

David N. Dreman, Trustee Ex-Officio

R. Jeffrey Young, Chief Executive Officer

Robert W. Silva, Treasurer and Chief Financial Officer

Yvonne I. Pytlik, Chief Compliance Officer

John C. Swhear, Anti-Money Laundering Compliance Officer

Tara Pierson, Assistant Secretary

INVESTMENT ADVISER

Dreman Value Management, LLC

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue NW

Washington, DC 20004-2415

LEGAL COUNSEL TO THE TRUSTEES

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)         As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not Applicable

(f)         A copy of the Code of Ethics may be provided, without charge, upon request. You may call toll-free (800) 247-1014 to request a copy of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
	FY 2011	$66,000
	FY 2010	$51,500

(b)	Audit-Related Fees
	FY 2011	$0
	FY 2010	$0
	Nature of the fees:

(c)	Tax Fees
	FY 2011	$15,000
	FY 2010	$12,500
	Nature of the fees:	Review of the 1120-RICs & Excise Returns

(d)	All Other Fees
	FY 2011	$0
	FY 2010	$0
	Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

		Registrant
	Audit-Related Fees:	0%
	Tax Fees:	0%
	All Other Fees:	0%

(f)	During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2011	$0	$0
FY 2010	$0	$0

(h)         Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of a filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                 Dreman Contrarian Funds

By

                /s/ R. Jeffrey Young

            R. Jeffrey Young, Chief Executive Officer

Date         12/22/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

                /s/ R. Jeffrey Young

            R. Jeffrey Young, Chief Executive Officer

Date         12/22/11

By

                /s/ Robert Silva

            Robert Silva, Treasurer and Chief Financial Officer

Date         12/22/11